AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON

October 13, 2023

Registration Nos. 2-92633

811-04087

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Post-Effective Amendment No. 225 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 226 ☒

MANNING & NAPIER FUND, INC.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive

Fairport, NY 14450

(Address of Principal Executive Offices) (Zip Code)

(Registrant's Telephone Number, Including Area Code)

(585) 325-6880

Paul J. Battaglia

c/o Manning & Napier Fund, Inc.

290 Woodcliff Drive

Fairport, NY 14450

(Name and Address of Agent for Service)

Copies to:

Timothy W. Levin, Esquire

Morgan, Lewis & Bockius, LLP

1701 Market St.

Philadelphia, PA 19103

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☐; on (_______) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☒ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Investment Company Shares

Prospectus

OCTOBER 23, 2023

www.manning-napier.com

Manning & Napier Fund, Inc.	Class I	Class S	Class Z
Callodine Equity Income Series	CEIIX	CEISX	CEIZX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Summary Section

Callodine Equity Income Series

Investment Goal

The Series’ investment objective is to seek to provide strong risk-adjusted total returns with low market correlation and preservation of capital.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	I	S	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and Service
(12b-1) Fees	None	0.25%	None
Other Expenses[1]	0.75%	0.75%	0.60%
Acquired Fund Fees and Expenses (AFFE)[2]	0.90%	0.90%	0.90%
Total Annual Fund Operating Expenses[3]	2.35%	2.60%	2.20%
Less Fee Waiver and/or Expense Reimbursement[3]	(0.50)%	(0.50)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.85%	2.10%	1.70%
[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]	AFFE are indirect fees and expenses that the Series incurs from investing in shares of other investment vehicles, including in shares of other mutual funds, exchange-traded funds and business development companies, and are estimated for the current fiscal year.
[3]	Pursuant to an expense limitation agreement, Manning & Napier Advisors, LLC (the “Advisor”) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees (“excluded expenses”), do not exceed 0.95% of the average daily net assets of the Class I and Class S shares, and 0.80% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses does not apply to AFFE, which are expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period (i.e., the three year period following a waiver or reimbursement) preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
[4]	The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement line includes AFFE. The Series’ Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement without AFFE is estimated to be 0.95% for Class I Shares, 1.20% for Class S Shares and 0.80% for Class Z Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	AFTER 1 YEAR	AFTER 3 YEARS
Class I	$188	$582
Class S	$213	$658
Class Z	$173	$536

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the Predecessor Fund’s (as defined in “Summary of Past Performance” below) portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

The Series will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities and equity-related instruments. For purposes of the Series’ 80% investment policy, equity securities and equity-related instruments include common stock, preferred stock convertible into common stock, securities convertible into common and preferred stock, non-convertible preferred stock, sponsored American depositary receipts (“ADRs”), securities of master limited partnerships (“MLPs”), business development companies (“BDCs”), and real estate investment trusts (“REITs”). These equity investments may be in issuers involved in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings or management changes. The Series’ investments in preferred stock and securities convertible into common and preferred stock may include investments in any company, market or sector, consistent with the Series’ investment strategies. In addition, the Series may invest up to 20% of its assets in options to enhance

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returns, and in fixed-income securities, including distressed debt, convertible bonds, short duration government bonds, money market funds, and corporate bonds. The Series may invest in fixed income securities, including corporate bonds and convertible bonds, with any credit rating, including high yield (“junk bonds”) or, if unrated, determined by Callodine Capital Management, LP (“Callodine” or “Sub-Advisor”), the Sub-Advisor of the Series, to be of comparable quality.

Callodine expects to use both bottom up (individual company analysis) and top-down (macro-economic and market-project strategy selection) approaches to its investment selections. The Series will seek to invest in dividend paying equity securities from companies that Callodine believes are fundamentally undervalued. Such companies may be undervalued due to a variety of reasons, including perception of unfavorable industry dynamics, poor short-term business performance due to cyclical or company specific factors, short term dislocations in capital flows to a specific sector or sub-sector or changes in management. Callodine believes that these conditions may result in fundamentally viable businesses being available at depressed valuations.

In general, the Series may invest in a portfolio of 15-25 positions. Due to the focused nature of its investment strategies, the Series is considered to be non-diversified. The Series may invest in companies in any sector and of any market capitalization and may invest in both U.S. and non-U.S. issuers. At times, the Series may focus its investments in one or more sectors or geographies. In addition, the Series may engage in active and frequent trading of portfolio securities to achieve its investment strategies.

Callodine monitors the Series’ investments for ongoing risk and return considerations. Callodine may consider selling a security if:

•it no longer fits the Series’ investment strategies, valuation discipline or risk and return criteria;

•it has reached Callodine’s target sell price (which is periodically re-evaluated); or

•a more attractive investment opportunity is identified.

The Series’ investment objective is to seek to provide strong risk-adjusted total returns with low market correlation and preservation of capital. This means the Series seeks to invest in companies with dividend paying securities that are fundamentally undervalued due to a variety of reasons. Such companies may offer sound businesses and investment opportunities available at depressed valuations and with lower correlation to the performance of the broader equity markets.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Sub-Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in equity investments, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•U.S. and/or foreign stock markets decline.

•An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series’ performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:

•The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.

•Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

Dividend-paying investments risk — The Series’ investments in dividend-paying securities could cause the Series to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Series’ investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Real estate investment trusts risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed

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elsewhere in this section. REITs typically incur fees that are separate from those of the Series. Accordingly, the Series’ investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Series expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

MLP risk — Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk — MLPs generally do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of your investment in the Series.

BDC risk — BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940 (“1940 Act”). BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Series shareholders will indirectly bear the Series’ proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which the Series invests, in addition to the fees and expenses that Series shareholders directly bear in connection with the Series’ own operations. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their net asset value.

Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.

Fixed income risk — Because the Series may invest in fixed income securities, you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•Interest rates go up, which will make bond prices go down and reduce the value of the bonds held in the Series’ portfolio.

•The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.

Current market conditions may pose heightened risks for the Series. Changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When the Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Sub-Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Sub-Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.

High Yield (“Junk”) Bond Risk — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Series to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

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Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Default becomes more likely over the long or short term the lower rated the security.

Special situations risk — Investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Series may be unable to recoup some or all of its investment.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Non-diversified risk — The Series is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Series may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. If the securities in which the Series invests perform poorly, the Series could incur greater losses than it would have had it invested in a greater number of securities. However, the Series intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Common stock risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities. In addition, preferred stocks typically do not have voting rights.

Depositary receipts risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Options Risk — The Series may purchase exchange-traded options. The Series’ use of options involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with the Series’ use of options include: (i) there may be an imperfect or no correlation between the movement in prices of options and the instruments underlying them; (ii) the buyer of an option assumes the risk of losing the entire premium invested in the option; (iii) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (iv) there may not be a liquid secondary market for options. Liquidity risk is further described above.

Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. In addition, the Advisor and its affiliates may use the Series within discretionary investment accounts, which may hold a substantial portion of the outstanding shares of the Series. Redemptions by these institutions, individuals or accounts in the Series may impact the Series’ liquidity and net asset value (“NAV”). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders. In addition, the Series’ assets may be significantly less during times when these large discretionary accounts or other shareholders are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

New series risk — Because the Series is new, investors in the Series bear the risk that the Series may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Series being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

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The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance of the Series

The Series acquired substantially all of the assets of another investment vehicle, Callodine Equity Income Fund, LP (the “Predecessor Fund”) on October 23, 2023 in exchange for shares of the Series, and the Series commenced operations on such date. The Predecessor Funds’ Series A Interests and Series SI Interests were reorganized into Class I Shares on this date. Accordingly, the performance shown in the bar chart and performance table below prior to October 23, 2023 is the performance of the Predecessor Fund. The Predecessor Fund, which was a private investment company, or “hedge fund,” was managed by Callodine using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Series. However, the Predecessor Fund was not a registered mutual fund, and therefore was not subject to the same investment and tax restrictions as the Series. If the Predecessor Fund operated as a registered mutual fund, the Predecessor Fund’s performance may have been lower. The Predecessor Fund’s fees and expenses were higher than the fees and expenses of the Series’ I Shares and Series’ Z Shares and lower than the Series’ S Shares.  Accordingly, the performance in the bar chart and performance table for the Series’ I Shares and the performance in the performance table for the Series’ Z Shares is the Predecessor Fund’s performance unadjusted.  The performance in the performance table for the Series’ S Shares is the Predecessor Fund’s performance adjusted to reflect the fees and expenses of the Series’ S Shares.

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Predecessor Fund from year to year. The total return table shows how the average annual total returns for the Predecessor Fund for different periods compare to those of a broad-based securities index, which is described below in the “More Information About the Series’ Benchmark Index” section below.

Prior performance represents historical performance of the Predecessor Fund and is not the Series’ performance, nor is it indicative of the Series’ future performance. Quarterly updated performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

Quarterly Returns

Highest (quarter ended 03/31/2022): 3.33%
Lowest (quarter ended 09/30/2022): (10.38)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022
	1 Year	Since Inception[1]
Class I Shares
Return Before Taxes	1.50%	1.50%
Return After Taxes on Distributions	1.50%	1.50%
Return After Taxes on Distributions and Sale of Series Shares	0.89%	0.89%
Class S Shares — Return Before Taxes	1.30%	1.30%
Class Z Shares — Return Before Taxes	1.50%	1.50%
Indices: (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	(18.11)%	(18.11)%
S&P 500 High Dividend Index	(1.11)%	(1.11)%
[1]	Performance numbers for the Predecessor Fund and the indices are calculated from January 1, 2022, the inception date of the Series A interests and Series SI interests of the Predecessor Fund.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Advisor and Sub-Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC. The investment sub-advisor of the Series is Callodine Capital Management, LP.

Portfolio Managers

James Morrow
Chief Investment Officer, Callodine, has managed the Series since its inception in 2023, and managed the Predecessor Fund since its inception in 2022. Mr. Morrow is primarily responsible for the day-to-day management of the Series.

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal income taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

The Series may make distributions that are treated as a return of capital. A return of capital distribution generally will not be taxable but will decrease the shareholder’s cost basis in the shares of the Series and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Series’
Principal Investment Strategies and Principal Risks

More Information About the Series’ Principal Investments

Equity securities — Equity securities are primarily common stocks of non-U.S. companies.

Business development companies (BDCs) — BDCs are a type of closed-end fund regulated under 1940 Act. BDCs typically invest in and lend to small- and medium-sized private companies that may lack access to public equity markets for capital raising. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Additionally, BDCs must make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code. BDCs have expenses associated with their operations. Accordingly, the Series will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Master limited partnerships (MLPs) — MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation.

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code.

These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. The Series may invest in all types of MLPs, including infrastructure, pipelines, production, processing, and exploration MLPs. MLPs generally have two classes of owners, the general partner and limited partners.

The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Cash that is distributed in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis.

Unlike direct investments in MLPs, income and losses from the Series’ investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Series will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Series shareholders, be treated as engaged in the business conducted by the underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. Individuals and certain other non-corporate investors will be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. Neither the Series directly nor the Series’ shareholders indirectly will be entitled to this deduction with respect to the Series’ MLP investments.

Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities. ADRs are securities listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Preferred stock — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. In addition, preferred stock may not carry voting rights.

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Options — An option is the right to buy or sell an instrument at a specific price before a specific date. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. When the Sub-Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “covered call” options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire the security. The Fund may, as part of its principal investment strategies, purchase exchange-traded options. The Fund does not intend to invest in over-the-counter options or to sell options as part of its principal investment strategies.

Convertible securities — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.

Fixed income securities — Fixed income securities may be issued by the U.S. Government or any of its agencies or instrumentalities, foreign governments or any of their agencies or instrumentalities, supranational entities such as the World Bank, and U.S. and foreign companies. Certain U.S. and foreign fixed income securities are not guaranteed or insured by the U.S. or foreign government. These securities may be backed solely by their issuers’ ability to borrow from their government or by the credit of their issuers.

Investments in fixed income securities may have all types of interest rate payment and reset terms, and may include mortgage-backed and asset-backed securities.

Real estate Investment Trusts — REITS are companies that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be publicly traded or privately held companies, and can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. The Series may invest in publicly traded Equity, Mortgage and Hybrid REITS. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

High-yield securities (junk bonds) — High-yield securities are lower-rated fixed income securities often referred to as “junk bonds.” These securities offer a higher yield compared to investment grade securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. In addition, foreign countries with political or economic instability may issue high-yield securities. Issuers of high-yield securities may, therefore, have more difficulty making scheduled payments of principal and interest. Compared to investment grade securities, high-yield securities are influenced more by changes in the financial and business position of the issuer than by changes in interest rates.

The Series may invest in fixed income securities, including corporate bonds and convertible bonds, with any credit rating, including high yield (“junk bonds”) that are rated Caa or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by the Sub-Advisor, to be of comparable quality. In the event that ratings services assign different ratings to the same security, the Sub-Advisor will use the highest rating as the credit rating for that security.

More Information About the Series’ Principal Risks

Management risk — The investment performance of the Series depends largely on the skill of key personnel and investment professionals of Callodine. Callodine will apply investment techniques and risk analyses in making investment decisions for the Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, Callodine will make investment decisions for the Series as it deems appropriate. No assurance can be given that the Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.

Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

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Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.

Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by the Series may be volatile.

Dividend-paying investments risk — The Series’ investments in dividend-paying securities could cause the Series to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Series’ investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Series may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Series to produce current income.

Real estate investment trusts risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate. REITs typically incur fees that are separate from those of the Series. Accordingly, the Series’ investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Series expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations.

In addition, a U.S. REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or its failure to maintain exemption from registration under the 1940 Act.

The Series’ investments in equity, mortgage and hybrid REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs are also subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Investments in all categories of REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•   limited financial resources;

•   infrequent or limited trading; and

•   more abrupt or erratic price movements than larger company securities.

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Master limited partnerships risk — Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities may be interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, earnings power and coverage ratios.

The Series may derive a significant amount of its cash flow from investments in equity securities of MLPs and MLP affiliates. The amount of cash that the Series will have available to pay or distribute to shareholders depends largely on the ability of the MLPs that the Series owns to make distributions to its shareholders and the tax character of those distributions. Neither the Series nor the Sub-Advisor has control over the actions of underlying MLPs. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner, if any), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. In addition, certain MLPs are dependent on their parents or sponsors for revenues, and a failure by the MLP’s parent or sponsor may impact the MLP’s ability to make distributions. The Series investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Series may not have the ability to make cash distributions as investors expect from investments focused on MLPs.

The Series may invest in all types of MLPs, including infrastructure, energy, pipelines, production, processing, and exploration MLPs. Many of these types of MLPs are subject to additional risks, including the following:

•   fluctuations in energy commodity prices which may impact the volume of energy commodities transported, processed, stored or distributed;

•   reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;

•   new construction risks and acquisition risk which can limit growth potential;

•   a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes, or increased availability of alternative energy;

•   changes in the regulatory environment;

•   extreme weather;

•   rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities;

•   global, political and economic instability; and

•   threats of attack by terrorists.

MLP Tax Risk — MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Series were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the Series’ NAV.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Series or the MLPs in which the Series invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Series’ shareholders. For example, Congress could take actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Series. Without these benefits the Series would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests.

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An MLP’s distributions to the Series generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Series’ basis in its interest in the MLP. Distributions received by the Series from an MLP will reduce the Series’ adjusted basis in its interest in the MLP, but not below zero. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Series for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Series (and, in certain cases, the value of marketable securities distributed by an MLP to the Series) in excess of the Series’ basis in the MLP will generally be taxable to the Series as capital gain. The Series will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

Depreciation or other cost recovery deductions passed through to the Series from investments in MLPs in a given year will generally reduce the Series’ taxable income (and earnings and profits), but those deductions may be recaptured in the Series’ income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Series’ disposes of its interests in the MLPs. When deductions are recaptured, the Series may owe a tax (the payment of which will reduce the Series’ net assets) and distributions to the Series’ shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Series at the time the deductions were taken by the Series, and even though the Series does not have corresponding economic gain on its investment at the time of the recapture. The tax treatment of all items allocated to the Series each year by the MLPs will not be known until the Series receives a schedule K-1 for that year with respect to each of its MLP investments. The Series’ tax liability will not be known until the Series completes its annual tax return. The Series’ tax estimates could vary substantially from the actual liability and therefore the determination of the Series’ actual tax liability may have a material adverse effect on the value of an investment in the Series. The payment of corporate income taxes imposed on the Series will decrease cash available for distribution to shareholders. With respect to the Series, high portfolio turnover may result in the Series’ recognition of gains (losses) that will increase (decrease) the Series’ tax liability and thereby impact the amount of the Series’ after-tax distributions. In addition, high portfolio turnover may increase the Series’ current and accumulated earnings and profits, resulting in a greater portion of the Series’ distributions being treated as taxable dividends for federal income tax purposes. Individuals and certain other non-corporate investors will be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. Neither the Series directly nor the Series’ shareholders indirectly will be entitled to this deduction with respect to the Series’ MLP investments. Further, MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

BDC risk — BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Series invests to liquidate its portfolio quickly, it may realize a loss on its investments. While a BDC is expected to generate income in the form of dividends, certain BDCs during certain periods of time may not pay dividends. Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation. Series shareholders will indirectly bear the Series’ proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which the Series invests, in addition to the fees and expenses that Series shareholders directly bear in connection with the Series’ own operations. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their NAV.

Convertible securities risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed income risk — Fixed income securities may be issued by the U.S. Government or any of its agencies or instrumentalities, foreign governments or any of their agencies or instrumentalities, supranational entities such as the World Bank, and U.S. and foreign companies. Certain U.S. and foreign fixed income securities are not guaranteed or insured by the U.S. or foreign government. These securities may be backed solely by their issuers’ ability to borrow from their government or by the credit of their issuers. Investments in fixed income securities may have all types of interest rate payment and reset terms, and may include mortgage-backed and asset-backed securities.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When the Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Sub-Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Sub-Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions. If a security purchased by the Series is downgraded below investment grade after purchase, the Sub-Advisor will review the security to determine if it remains an appropriate investment.

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High Yield (“Junk”) Bond Risk — High yield, or “junk,” bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of high yield bonds is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default.

Special situations risk — Investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Series may be unable to recoup some or all of its investment.

Sector focus risk — To the extent the Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.

Non-diversified risk — The Series is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Series may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. If the securities in which the Series invests perform poorly, the Series could incur greater losses than it would have had it invested in a greater number of securities. However, the Series intends to satisfy the asset diversification requirements for qualification as a RIC under Subchapter M of the Internal Revenue Code.

Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Series’ investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Common stock risk — The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Series to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities. In addition, preferred stocks typically do not have voting rights.

Depositary receipts risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts may be sponsored or unsponsored. The Series will invest only in sponsored depositary receipts as part of its principal investment strategy. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Such risks of investing in foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of the Series that holds foreign securities may lag these investments. Investments in foreign securities may be subject to foreign withholding and other taxes. Although in some countries all or a portion of these taxes are recoverable, the

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non-recovered portion will reduce the income received by the Series. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Series having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Series to incur losses.

Options risk — The Series’ use of options involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with the Series’ use of options include: (i) there may be an imperfect or no correlation between the movement in prices of options and the instruments underlying them; (ii) the buyer of an option assumes the risk of losing the entire premium invested in the option; (iii) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (iv) there may not be a liquid secondary market for options. Liquidity risk is further described above.

Portfolio turnover risk — Active and frequent trading of portfolio securities often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. In addition, the Advisor and its affiliates may use the Series within discretionary investment accounts, which may hold a substantial portion of the outstanding shares of the Series. Redemptions by these institutions, individuals or accounts in the Series may impact the Series’ liquidity and NAV. These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders. In addition, the Series’ assets may be significantly less during times when these large discretionary accounts or other shareholders are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

New series risk — Because the Series is new, investors in the Series bear the risk that the Series may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Series being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Defensive Investing

The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.

Investment Strategy and Goal

The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in equity securities and equity-related instruments. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy to invest in equity securities.

The Series’ Board of Directors may change the Series’ investment goal of seeking to provide strong risk-adjusted total returns with low market correlation and preservation of capital without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.

More Information About the Series’ Benchmark Indices

The following information relates to the S&P 500 High Dividend Index and S&P 500 Index referred to in the Performance Information section of this prospectus. Index data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent. Index returns do not reflect any fees or expenses. You cannot invest directly in an index.

Index data comes from third parties (“Third Party Content”). The Advisor’s, Sub-Advisor’s and Series’ use of Third-Party Content shall not be construed as an endorsement of or affiliation with any Third-Party Content provider.

Some additional disclosures for our Third-Party Content providers are set forth below:

S&P

The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. Dividends are accounted for on a monthly basis. Index returns provided by Bloomberg.

The S&P 500 High Dividend Index serves as a benchmark for income seeking equity investors. The index is designed to measure the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size.

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Index data referenced herein is the property of S&P Dow Jones Indices LLC, a division of S&P Global Inc., its affiliates (“S&P”) and/or its third party suppliers and has been licensed for use by Manning & Napier. S&P and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P shall not have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Management

The Advisor

The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Advisor is not expected to be subject to registration or regulation under the CEA.

As of December 31, 2022, Manning & Napier managed $17.9 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers. In addition, the Advisor oversees Callodine to ensure its compliance with the investment objective, policies, strategies, and restrictions of the Series, and monitors Callodine’s adherence to its investment style.

The Sub-Advisor

The Series’ sub-advisor is Callodine Capital Management, LP, Two International Place, Suite 1830, Boston, MA 02110 (Callodine or the Sub-Advisor). Callodine is registered as an investment advisor with the SEC.

As of December 31, 2022, Callodine personnel managed $332 million for individual and institutional investors. Callodine formulates and implements an investment program for the Series, which includes determining which securities should be bought and sold.

Portfolio Manager

James Morrow, Chief Investment Officer, Callodine
Mr. Morrow is the founder and CEO of Callodine Group, LLC, the parent entity of the Sub-Advisor. Mr. Morrow has managed the Series since its inception in 2023 and managed the Predecessor Fund since its inception in 2022. Mr. Morrow is primarily responsible for the day-to-day management of the Series. Previous positions held in the last five years: Chief Investment Officer, Callodine; portfolio manager, Fidelity Investments (FMRCo).

The Statement of Additional Information (SAI) contains additional information about the Series’ portfolio manager, including the structure of his compensation, his role in managing other accounts, and his ownership of securities in the Series.

Discretionary Investment Accounts

The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

Management Fees

In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.70% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees (“excluded expenses”), do not exceed 0.95% of the average daily net assets of the Class I and Class S shares, and 0.80% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses does not apply to AFFE, which are expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period (i.e., the three year period following a waiver or reimbursement) preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

In return for the services it provides to the Series, the Sub-Advisor receives an annual management fee of 0.50% of the Series’ average daily net assets, which is computed daily and payable monthly by the Advisor out of the management fee the Advisor receives from the Series.

A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement and investment sub-advisory agreement will be available in the Series’ first annual or semi-annual report to shareholders, when available.

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The Distributor

The Class I, Class S, and Class Z shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).

Payments to Broker-Dealers and Other Financial Intermediaries

Distribution and Shareholder Service (12b-1) Fees

Class S shares of the Series are subject to an annual distribution and shareholder service fee (a Rule 12b-1 Fee) of up to 0.25% of the Class’s average daily net assets in accordance with a distribution and shareholder services plan (the Rule 12b-1 Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class S shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.

Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class S shares, printing of prospectuses and reports for other than existing Class S shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of the Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Class I and Class Z shares of the Series are not subject to a Rule 12b-1 Fee.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I shares and Class S shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/ or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of the Series available to its customers and may allow the Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend the Series over another investment.

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Choosing a Share Class

The Series offers three classes of shares: Class I, Class S, and Class Z shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class I, Class S, and Class Z shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.

CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	RULE 12B-1 FEE
Class I

Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.

		Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class Z

Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; individual investors; employee benefit plans; individual investors; and certain financial interme- diaries.

		Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None

The minimum initial investment and minimum balance requirement for the Class I, Class S and Class Z shares of the Series are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the minimum investment and minimum balance requirements of the Class S shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.

Class I, Class S and Class Z shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.

You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.

The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.

If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.

How to Buy, Exchange, and
Redeem Shares

Actions by Authorized Representative

Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.

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Discretionary Investment Accounts

For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion. All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.

The instructions provided below apply to all other investors.

How to Obtain Forms

You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/ fundapps or by calling 1-800-466-3863.

How to Buy Shares

Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.

The initial minimum investment for the Series’ Class S shares is $2,000. The initial minimum investment for the Series’ Class I and Class Z shares is $1,000,000. The minimum initial investments of the Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.

The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.

Check Acceptance Policy

The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.

Customer Identification Policy

Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.

The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.

By Mail

Opening an account

• Send a check payable to Manning & Napier Fund, Inc. with the completed original account application.

The address is:
Manning & Napier Fund, Inc.
P.O. Box 534449
Pittsburgh, PA 15253-4449

• To request an account application, refer to the section How to Obtain Forms.

Adding to an account

• Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.

By Wire

Opening or adding to an account

• After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions. Wire instructions are also available at www.manning-napier.com/ fundapps under the General Forms section. Refer to the “Delivery Instructions.”

By Telephone

Adding to an Account

• You may use the Telephone Purchase feature to add to an existing account. To use this service, call 1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).

Through the Internet

Adding to an Account

• If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to

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the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).

Automatic Investment Plan

You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.

How to Exchange Shares

Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.

The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”

An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.

By Mail

• Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.

• Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged. • Provide the account number.

By Telephone

• Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.

• Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged. • Provide the account number.

• We will ask for identification, and all telephone calls are recorded.

Through the Internet

• If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.

How to Redeem Shares

The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).

The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.

A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.

Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.

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By Mail

• Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.

• Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.

• Provide the account number.

• To obtain a form, refer to the section How to Obtain Forms.

• Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).

By Telephone

• Unless you have declined telephone privileges, call us at 1-800-466-3863.

• Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.

• Provide the account number.

• We will ask for identification, and all telephone calls are recorded.

• Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.

• Amounts over $100,000 may only be sent to a pre-designated bank account.

Through the Internet

• If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.

Investment and Account Information

More About Purchases, Exchanges, and Redemptions

All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy and Redeem Shares — Opening An Account or to an authorized financial intermediary.

Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading on the NYSE is typically 4:00 p.m. Eastern time, although the NYSE may close earlier, such as on scheduled half-day trading days. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.

The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.

The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.

Excessive Trading

The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.

Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into the Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a

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period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.

The following types of transactions will be exempted from these procedures:

• Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series

• Systematic withdrawals

• Automatic investments (including investments made by payroll deduction)

• Mandatory distributions from IRAs and retirement plans

• IRA transfers and rollovers

• Roth IRA conversions and re-characterizations

• Reinvestments of dividends and capital gains

The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.

The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in the Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.

The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.

Telephone and Internet Transactions

We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Accounts with Low Balances

Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.

Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.

Inactive Accounts

Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

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Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.

In-Kind Purchases and Redemptions

Securities you own may be used to purchase shares of the Series. The Sub-Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.

The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.

An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.

Medallion Guarantees and Notary Stamps

Financial transactions:

A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

Non-financial transactions:

Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.

Please contact the Fund at 1-800-466-3863 for more information.

Valuation of Shares

The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.

The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods established by the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Advisor assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of securities owned by the Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time the Series prices its shares, the value the Advisor assigns to securities for the Series may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Advisor may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

Communicating with the Manning & Napier Fund

By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.

By Mail:
Manning & Napier Fund, Inc.
P.O. Box 534449
Pittsburgh, PA 15253-4449

By Overnight Mail:
Manning & Napier Fund, Inc.
Attention: 534449
500 Ross Street, 154-0520
Pittsburgh, PA 15262

Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling 1-800-466-3863 or by logging into your account at www.manning-napier.com.

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Disclosure of the Series’ Portfolio Holdings

The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Series generally:

• Pays dividends four times a year, in March, June, September, and December.

• Makes capital gains distributions, if any, once a year, typically in December.

The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal income tax.

Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

The Series intends to elect and intends to qualify each year for treatment as a RIC under Subchapter M of the Internal Revenue Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the Series level on income and gains from investments that are timely distributed to shareholders. However, the Series’ failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Series-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term capital gain if the Series held the securities sold for more than one year, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal income taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal income taxation.

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income

Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Distributions that the Series receives from REITs, if any, generally will not be treated as qualified dividend income. Certain of the Series’ investment strategies may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Dividends and interest received by the Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Series’ securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect,

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to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Series. Pursuant to the election (if made), the Series will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If the Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.

When you sell or redeem your Series shares, or exchange them for shares of a different Series, assuming you hold Series shares as a capital asset you will generally realize a capital gain or loss for federal and state tax purposes. An exchange between share classes in the same Series is not reported as a taxable sale.

After the end of each year, the Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.

If the Series distributes more than its net investment income and net capital gains, the excess generally would be treated as a nontaxable return of capital that would reduce your cost basis in your Series shares and would increase your capital gain or decrease your capital loss when you sell your shares. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares, if the shareholder holds shares of the Series as capital assets. Shareholders who receive periodic distributions consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Return of capital reduces your cost basis in the Series’ shares and is not taxable to you until your cost basis has been reduced to zero. A return of capital is a distribution from the shareholder’s investment principal, rather than net profits from the Series’ returns.

U.S. REITs in which the Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of U.S. REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Series may invest in certain MLPs which may be treated as qualified publicly traded partnerships. “Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Currently there is no provision permitting a RIC, such as the Series, to pass the special character of this income through to its shareholders. Therefore, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.

If the Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Series to qualify as a RIC.

The Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using the Series’ default method of average cost, unless you instruct the Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

If you do not provide the Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.

This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.

Financial Highlights

Because the Series has not commenced operations as of the date of this prospectus, financial highlights are not available. The Predecessor Fund’s audited financial statements for the fiscal year ended December 31, 2022 are attached as Appendix D, and the Predecessor Fund’s unaudited financial statements for the period January 1, 2023 through June 30, 2023 are attached as Appendix E, to the Series’ SAI. Information about how to obtain the Series’ SAI is available on the back cover of this prospectus.

Manning & Napier Fund, Inc.

Callodine Equity Income Series

Class I, Class S, and Class Z Shares

Shareholder Reports and the Statement of Additional Information (SAI)

Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.

How to Obtain the Shareholder Reports, SAI, and Additional Information

•You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.

•Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.

Shareholder Mailings

The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.

The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.

If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.

Investment Company Act File No. 811-04087	October 23, 2023

Manning & Napier Fund, Inc.

Statement of Additional Information dated October 23, 2023

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectus for the Series and Class listed below of Manning & Napier Fund, Inc. (the “Fund”), dated October 23, 2023, and should be read in conjunction with the Prospectus. You may obtain copies of the Fund’s current Prospectus from Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, NY 14450 or by calling 1-800-466-3863. The Prospectus is also available online at www.manning-napier.com.

Because the Series has not commenced operations as of the date of this SAI, audited financial statements are not available. The Predecessor Fund’s (as defined below) audited financial statements for the fiscal year ended December 31, 2022 are attached as Appendix D to the SAI.

SERIES	CLASS I	CLASS S	CLASS Z

CALLODINE EQUITY INCOME SERIES	CEIIX	CEISX	CEIZX

The Fund

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This SAI relates to the following series of the Fund: Callodine Equity Income Series (Class I, Class S and Class Z) (the “Series”). The Fund’s Board of Directors (“Board” or “Board of Directors”) may, at its own discretion, create additional series of shares (and classes of such series), each of which would have separate assets and liabilities. Other series of the Fund are offered in a separate SAI.

Currently, the Fund has issued the following classes of shares of the Series: Class I, S, and Z.

The Callodine Equity Income Series acquired the assets and assumed the liabilities of the Callodine Equity Income Fund, LP (the “Predecessor Fund”), on October 23, 2023 (the “Reorganization”), and is the successor to the accounting and performance information of the Predecessor Fund. The Predecessor Fund was a private fund that relied on an exclusion (the “Exclusion”) from the definition of an investment company contained in Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Exclusion, the Predecessor Fund did not register as an investment company with the Securities and Exchange Commission (the “SEC”) and was required to limit interests in the Predecessor Fund to certain eligible investors known as “qualified purchasers” (as defined in the 1940 Act). Callodine Capital Management, LP (“Callodine” or the “Sub-Advisor”), the investment sub-advisor of the Callodine Equity Income Series, was the investment advisor of the Predecessor Fund, and the Predecessor Fund had the same investment objective as the Series, and had principal investment strategies and risks that were not materially different from those of the Series.

Each share of the Series represents an identical interest in the investment portfolio of the Series and has the same rights, except that (i) each class of shares bears those distribution fees, shareholder service fees and administrative expenses applicable to the respective class of shares as a result of its distribution and shareholder services arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, and (ii) each class has exclusive voting rights with respect to any distribution and/or shareholder service fees which relate only to such class. As a result of each class’s differing amount of distribution and/or shareholder services fees, shares of different classes of the Series may have different NAVs per share.

Shares of the Fund may not be available for purchase in every state. If the Series’ shares are not registered in a state, investments will not be accepted for the Series from shareholders in that state, and requests to exchange from another series into the Series also will not be accepted. Please contact the Fund at 1-800-466-3863 for information about state availability.

Investment Goals

The Series’ investment goal is described in its prospectus.

The investment goal of the Series is non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a material change in the investment objective of the Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in equity securities and equity-related instruments. The Series will notify its shareholders at least sixty (60) days prior to any change in its investment strategy

The Series is non-diversified.

Investment Policies and Risks

Except as explicitly stated otherwise, all investment policies of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval.

The Series’ principal investment strategies and risks are described in its prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about non-principal investment strategies (and related risks) that the Series may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Series’ prospectus, is considered by the Series to be a non-principal strategy (or related risk).

The different types of investments in which the Series typically may invest, the investment techniques each may use, and the risks normally associated with these investments are discussed below.

EQUITY INVESTMENTS

Common Stocks. The Series may purchase exchange-traded and over the counter (“OTC”) common stocks.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Series invest may not be as great as that of exchange-listed stocks and, if the Series were to dispose of such stocks, the Series may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Small- and mid-size company securities. The Series may invest in small- and mid-size companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. They may have limited trading markets that may be subject to wide price fluctuations. Small- and mid-size companies may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. Small- and mid-size companies may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small- and mid-size companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small- and mid-size companies may suffer significant losses.

Depositary Receipts. The Series may purchase Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. American Depositary Receipts (“ADRs”) are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. Generally, ADRs are issued in registered form and are designed for use in the U.S. securities markets. Other Depositary Receipts, such as Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”), may be issued in bearer form and denominated in foreign currencies, and are generally designed for use in securities markets outside the United States. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities, which are described below.

The Depositary Receipts in which the Series invest may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Initial Public Offerings (“IPOs”). The Series may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. The Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers tends to be volatile, and share prices of newly-public companies tend to fluctuate significantly over short periods of time.

Preferred Stocks. The Series may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Series can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities. The Series may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities may be rated below investment grade (“high yield”) or not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the Series’ ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stock declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Contingent Convertible Securities. A contingent convertible security, or “CoCo”, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

Rights and Warrants. The Series may purchase rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Rights and warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the underlying securities, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Series may or may not be listed on a national securities exchange.

Real Estate Investment Trusts (“REITs”). The Series may invest in shares of REITs, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the 1940 Act. By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Trust Certificates, Partnership Interests and Equity Participations. The Series may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Series. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

Business Development Companies (“BDCs”). BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. If the Series invests in BDCs, it will indirectly bear its proportionate share of any management and other operating expenses and of any performance-based or incentive fees charged by the BDCs in which it invests, in addition to the expenses paid by the Series. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Series invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by the Series, may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Series’ returns. Credit downgrades may also result in requirements for a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.

Section 12(d)(1)(A) of the 1940 Act limits the extent to which the Series may invest in securities of BDCs, but the 1940 Act provides certain exceptions to these limitations that the Series may rely on from time to time.

Master Limited Partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and which are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the Series. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights, and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

YieldCos. A YieldCo is a dividend growth-oriented company, created by a parent company (the “YieldCo Sponsor”), that bundles operating assets in order to generate systematic cash flows. YieldCos are not limited by asset or income composition, but they are generally tied to the energy industry, including, for example, renewable energy projects, that offer predictable cash flows. YieldCos generally serve a similar purpose as MLPs and REITs, which most energy companies cannot establish due to regulatory reasons.

The risks of investing in YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. A YieldCo is usually dependent on the management of the YieldCo Sponsor and may be impacted by the development capabilities and financial health of its YieldCo Sponsor. Additionally, a YieldCo Sponsor may have interests of its YieldCo and may retain control of the YieldCo through classes of stock held by the YieldCo Sponsor.

A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits a YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. The share price of a YieldCo can be affected by fundamentals unique to the YieldCo, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. A YieldCo may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risk associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the YieldCo’s ability to minimize its tax liabilities through the use of accelerated depreciation schedule, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

FIXED INCOME INVESTMENTS

Corporate Debt Obligations. The Series may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. The Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The Series will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, LLC (“MNA” or the “Advisor”) or the Sub-Advisor, is satisfied that the credit risk with respect to any instrumentality is consistent with the Series’ goal and strategies.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreements” or “SPAs”). Under the SPAs, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the SPAs to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that this amendment put Fannie Mae and Freddie Mac in a better position to service their debt because it eliminated the need for the companies to have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced that it was further amending the Agreement, now permitting Fannie Mae and Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 amendment. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Mortgage-Backed Securities. The Series may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. Some of these securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are supported by the U.S. Treasury’s authority to purchase the obligations and lend to the companies. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Series may also invest in private pass-through securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). The Series may invest in CMOs and REMICs without restriction as to any specific ratings agency security rating. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

The privately issued mortgage-backed securities in which the Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls. The Series may invest in mortgage dollar rolls. Mortgage dollar rolls are transactions in which the Series sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. A mortgage dollar roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potential reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed as a collateralized borrowing in which the Series pledges a mortgage-backed security to a counterparty to obtain cash. The counterparty with which the Series enters into a mortgage dollar roll transaction is not required to return the same securities as those originally sold by the Series, but rather only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Series generally must be of the same type, coupon, and maturity and meet the “good delivery guidelines” established by the Bond Market Association, which is a private trade association of dealers in debt securities. Notwithstanding a dealer’s compliance with the “good delivery guidelines,” the Series may assume some risk because the characteristics of the mortgage-backed securities delivered to the Series may be less favorable than the mortgage-backed securities the Series delivered to the dealer. If the broker-dealer to whom the Series sells the securities becomes insolvent, the Series’ right to repurchase the securities may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the securities may change adversely over the term of the mortgage dollar roll and that the securities the Series is required to repurchase may be worth less than the securities that the Series originally held.

Asset-Backed Securities. The Series may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. Consequently, asset-backed securities are subject to call risk and extension risk (described below).

Collateralized Debt Obligations (“CDOs”). The Series may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Series invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Series as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Series may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Below Investment Grade Debt Securities. The Series may invest in corporate debt securities rated below investment grade. High risk, high yield securities rated below BBB- by S&P or Baa by Moody’s are “below investment grade” and are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series’ policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor’s or the Sub-Advisor’s own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor or the Sub-Advisor will review and take appropriate action, including no action, with regard to the security. Each of the Series will also seek to minimize risk by diversifying its holdings. For a description of the above ratings, see Appendix A.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Series may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). The Series may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Series considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor or the Sub-Advisor to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, and will not have exposure to the Lender’s credit risk. The Series may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby the Series would agree to purchase a Participation or Assignment at set terms in the future. The Series may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Series anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may make Assignments and Participations difficult to value and have an adverse impact on the value of such instruments and on the Series’ ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Advisor or the Sub-Advisor that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that the Series holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Series’ assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Series may not recover its investment or recovery may be delayed.

The Loans in which the Series may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Series’ rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Advisor or the Sub-Advisor may from time to time have the opportunity to receive material non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Advisor or the Sub-Advisor may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Series and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Series (and other clients of the Advisor or the Sub-Advisor) may be disadvantaged in comparison to other investors, including with respect to the price the Series pays or receives when it buys or sells a bank loan. Further, the Advisor’s or the Sub-Advisor’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Advisor or the Sub-Advisor may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Advisor or the Sub-Advisor intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Yankee Bonds. The Series may invest in U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act (“Yankee bonds”). These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee bonds, as obligations of foreign issuers, are subject to the same types of risks discussed in “Risks of Foreign Securities” below. The Yankee bonds selected for the Series will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Obligations of Supranational Agencies. The Series may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to the Series’ other restrictions on investments in foreign securities, described below.

Zero-Coupon Bonds. The Series may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Inflation Protected Securities. The Series may invest in inflation protected securities, which are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury, foreign governments, or U.S. or foreign companies. The relationship between an inflation protected security and its associated inflation index affects both the sum the Series is paid when the security matures and the amount of interest that the security pays the Series. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Series receives the adjusted principal or the original principal, whichever is greater.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by the Series may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. The Series could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

Short-Term Investments/Temporary Defensive Positions. For temporary defensive purposes during periods when the Advisor or the Sub-Advisor determines that market conditions warrant, the Series may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time or other interest-bearing deposits, and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor or the Sub-Advisor, commercial paper or short-term notes rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject the Series to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Series to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Series will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Series will suffer from the inability to invest in higher yield securities.

DERIVATIVE TRANSACTIONS

Foreign Currency Transactions. The Series may enter into forward foreign currency exchange contracts and use currency futures contracts, options on such futures contracts, and options on foreign currencies. The Series may engage in foreign currency transactions for hedging purposes, as well as to enhance the Series’ returns.

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Series may use forward contracts for cash equitization purposes, which allows the Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Series may use foreign currency transactions as part of a hedging strategy, as described below:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Series, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Series may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Series may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Series may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (“Position Hedging”). The Series may use Position Hedging when the Advisor or the Sub-Advisor reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. The Series may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Series has or in which the Series expects to have portfolio exposure.

Proxy Hedges. The Series may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Series’ portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.

Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Series’ portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Series’ securities denominated in linked currencies.

In addition to the hedging transactions described above, the Series may also engage in foreign currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Active investment in currencies may subject the Series to additional risks.

The Series may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between the Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The nondeliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Series may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Series to additional risk.

The Series may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Series is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Series if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Series is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Series to benefit from favorable fluctuations in relevant foreign currencies.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Series if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, interest rate, index, currency or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Series may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Series to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Series to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Series may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Series’ returns. Instances in which the Series may use futures contracts and related options for risk management or return enhancement purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; attempting to take advantage of expected price changes of various futures; or other risk management or return enhancement purposes. The Series may use futures for cash equitization purposes, which allows the Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Series’ use of futures contracts and options on futures, including the following: (i) the success of a hedging or trading strategy may depend on the Advisor’s or the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Series and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Series’ exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Series may purchase and write (i.e., sell) put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Series may purchase put and call options on securities for any purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Series may seek to purchase in the future. The Series purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Series, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Series.

When the Series writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which the Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.

When the Series wishes to sell a security at a specified price, it may seek to generate additional income by writing “covered” call options on the security. A call option is “covered” if the Series either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Series’ total return. When the Series writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Series retains the risk of loss from a decline in the value of the underlying security during the option period.

Although the Series may terminate its obligation by executing a closing purchase transaction, which is the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally sold, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Series. If such an option expires unexercised, the Series realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Series.

The Series may seek to hedge against an increase in the value of a security that it would like to acquire, or otherwise profit from an expected increase in the value of a security by writing a “naked” put option on the security. The writer of a naked put option has no position in the underlying security. If the security price rises, the option would expire worthless and the Series would profit by the amount of the premium it received, which may offset the increase in the market price of the security the Series would like to acquire. If the security price falls, however, the Series may lose an amount up to the difference between the value of the security and the premium it received, and the Series may be deprived of the opportunity to benefit from the full decrease in the market price of the security it would like to acquire. The Series may seek to terminate its position in a put option it writes before exercise by executing a closing purchase transaction. If the market is not liquid for a put option the Series has written, however, the Series must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes.

The Series may purchase and write options on an exchange or over-the-counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging or trading strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; (iv) the buyer of an option assumes the risk of losing the entire premium invested in the option; (v) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (vi) while the Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate. An equity swap is an agreement between counterparties to exchange a set of payments, determined by a stock or index return, with another set of payments (usually an interest-bearing (fixed or floating rate) instrument, but they can also be the return on another stock or index). In a total return swap, one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices, during a specified period. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

The Series may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Series may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Series than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Series may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Series is a buyer and no event of default occurs, the Series will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Series, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Series receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Series would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Series, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Series. Credit default swaps involve different risks than if the Series invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party, or vice versa. Swaptions give the holder the right to enter into a swap. The Series may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Series will calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Series’ current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Series. This is true whether these derivative products are used to create additional risk exposure for the Series or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Series is obligated to make a payment to the counterparty, the Series must be prepared to make the payment when due. The Series could suffer losses with respect to such an agreement if the Series is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Series, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, the Series’ risk of loss will consist of any payments that the Series is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Series may have contractual remedies under the swap agreement.

The Series will enter into swaps only with counterparties that the Advisor or the Sub-Advisor believes to be creditworthy.

Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Series to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Series to counterparty risk (and this risk may be amplified if the Series purchases P-notes from only a small number of issuers).

Government Regulation of Derivatives. The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Series must either operate within certain guidelines and restrictions with respect to the Series’ use of commodity interests, or the Advisor will be subject to registration and regulation under the CEA.

Consistent with the CFTC’s regulations, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA with respect to the Series and, therefore, the Series are not subject to registration or regulation under the CEA. As a result, the Series will operate within certain guidelines and restrictions with respect to their use of commodity interests. If the Series determines to no longer operate within such guidelines and restrictions, the Advisor would be subject to registration and regulation as a CPO under the CEA with respect to the Series. If the Series is subject to CFTC regulation, it may incur additional expenses.

The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing of many OTC derivatives transactions.

In addition, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) on October 28, 2020. Since its compliance date of August 19, 2022, the Derivatives Rule has replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives.

The Derivatives Rule provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Series, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Registered investment companies that do not qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.

The requirements of the Derivatives Rule may limit the Series’ ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Series’ investments and cost of doing business, which could adversely affect the value of the Series’ investments and/or the performance of the Series. The rule also may not be effective to limit the Series’ risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Series’ derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Other potentially adverse regulatory obligations can develop suddenly and without notice.

OTHER INVESTMENT POLICIES

Foreign Securities.

The Series may invest in equity securities of non-U.S. companies, including those that are not publicly traded in the United States. There are no prescribed limits on the geographic distribution of the Series’ investments, and the Series may focus its investments in only a few countries. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Risks of Foreign Securities. There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States.

In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets, which may cause liquidity problems for the Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government. The Series’ investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

The Series may invest in relatively few countries and may experience increased volatility and risk as a result. As a result of investing in relatively few countries, the Series will be more susceptible to country-specific economic or market factors; social or political factors; legal, custody, accounting, legislative and regulatory changes; and currency fluctuations.

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq; instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East; epidemics such as those caused by the Ebola or Zika viruses; political and military actions undertaken by Russia and the resulting sanctions imposed by the United States and European Union (“EU”); terrorist attacks in the U.S. and around the world; social and political discord; debt crises (such as the recent Greek crisis); sovereign debt downgrades; or the exit or potential exit of one or more countries (such as the United Kingdom) from the EU, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Series’ portfolio. The Series does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. and global economies and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”). Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Series’ investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Series investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

On February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Series’ investments.

The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Series, even if the Series does not have direct exposure to securities of Russian issuers.

Whether or not the Series invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Series’ investments due to the interconnected nature of the global economy and capital markets.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Series’ investments are denominated relative to the U.S. dollar will affect the Series’ NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Series’ securities are quoted would reduce the Series’ NAV per share.

Real estate securities. The Series may invest in the securities of companies in the real estate industry. Examples of companies in which the Series may invest include those in the following areas: REITs, real estate operating companies (“REOCs”), real estate developers and brokers, building suppliers, and mortgage lenders.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs are publicly traded real estate companies that are taxed at the corporate level, unlike REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Series’ REOC securities generally will be affected by the same factors that adversely affect a REIT. For more information about REITs, see “Real Estate Investment Trusts.”

Although the Series may not invest directly in real estate, concentration in securities of companies that are primarily engaged in the United States real estate industry exposes the Series to special risks associated with the direct ownership of real estate, and an investment in the Series will be closely linked to the performance of the real estate markets. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Repurchase Agreements. The Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor or the Sub-Advisor deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series’ custodian either directly or through a securities depositary. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts (“UITs”). The Series may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The 1940 Act generally prohibits, subject to certain exceptions, an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Series’ total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to the Series’ investments in money market funds. The Series may invest in an investment company in excess of these limitations, provided the Series otherwise complies with the conditions of any exception provided by the 1940 Act or any rule or regulation of the SEC thereunder. The Series may invest in investment companies managed by the Advisor, the Sub-Advisor or their affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC.

The Series may rely on Section 12(d)(1)(F) of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Series to invest all of its assets in other registered funds, including exchange-traded funds (“ETFs”), if, among other conditions, the Series, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund. The Series may also rely on Rule 12d1-4 under the 1940 Act to invest in other registered funds, including ETFs and BDCs. Rule 12d1-4, which became effective on January 19, 2021, permits the Series to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule, including, among other conditions, that the Series and its advisory group will not control (individually or in the aggregate) a non-affiliated acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company or 10% of the outstanding voting securities of an acquired fund that is a registered closed-end management investment company or BDC).

To the extent the Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international, emerging markets, or global fund can invest in the securities markets of those countries. With the exception of the Series’ investments in money market funds, the Series do not intend to invest in other investment companies, unless, in the judgment of the Advisor or the Sub-Advisor, the potential benefits of such investments exceed the associated costs (which include any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

The Series may invest in securities of open-end investment companies, including ETFs organized as open-end investment companies, closed-end investment companies or unit investment trusts, including ETFs organized as unit investment trusts.

Investments in closed-end investment companies may involve the payment of substantial premiums above the NAV of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. The Series also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

ETFs are investment companies that are registered under the 1940 Act as open-end funds or UITs. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Exchange-Traded Products (“ETPs”). The Series may purchase shares of or interests in ETPs, which may or may not be investment companies registered under the 1940 Act. The risks of owning interests of an ETP, such as an exchange-traded note (“ETN”) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Series indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Series and its shareholders directly bear in connection with the Series’ operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing fixed income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Securities Lending. The Series may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of the Series’ total assets taken at value (including the loan collateral). The Series will not lend portfolio securities to its investment advisor, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Series.

The Series may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Series’ securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Series may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Investing the cash collateral subjects the Series to market risk. The Series remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Series, and the Series may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan. The Series will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Series must be able to terminate the loan on demand; (iv) the Series must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Series must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Series’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

Short Sales. Short sales may be used by the Series as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Series may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Series owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Series with respect to the securities that are sold short. “Uncovered” short sales are transactions under which the Series sells a security it does not own. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Series may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When the Series sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or their peers. This strategy may effectively result in the Series having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Series’ share price and make the Series’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Series’ portfolio securities. The use of leverage may also cause the Series to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

Forward Commitments or Purchases on a When-Issued Basis. The Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will earmark on the books of the Series or maintain a separate account consisting of liquid assets in an amount at least equal to the purchase price.

Investment in Illiquid and Restricted Securities. The Series may not purchase any illiquid investment, i.e., an investment that the Advisor or Sub-Advisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (which term includes repurchase agreements and time deposits maturing in more than seven days) if, immediately after the acquisition, the Series would have invested more than 15% of its net assets in illiquid investments that are assets.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor or the Sub-Advisor pursuant to procedures adopted by the Board of Directors. The Series’ ability to invest in restricted securities includes investments in unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).

LIBOR Replacement Risk. The London Interbank Offered Rate (“LIBOR”) was the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. It historically has been used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and ceased publishing the remaining LIBOR settings on June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Many market participants are in the process of transitioning to the use of alternative reference or benchmark rates.

Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Series, (ii) the cost of temporary borrowing for the Series, or (iii) the effectiveness of related Series transactions such as hedges, as applicable.

In planning for the transition away from LIBOR, various financial industry groups have encountered obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. Both SOFR and SONIA, as well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for the Series to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.

Additionally, while many existing LIBOR-based instruments have contemplated a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. Federal legislation has been enacted in the U.S. to assist with the transition away from LIBOR to new reference rates for instruments known as “tough legacy” contracts. Although there are ongoing efforts among global government entities and other organizations to address transition-related uncertainties, the ultimate effectiveness of such efforts is not yet known.

Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Series. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires the Fund to establish a liquidity risk management program. Prior to June 1, 2019, the final effective date, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the Fund’s Liquidity Risk Management Program (the “Liquidity Program”) and the appointment of the Liquidity Risk Committee to administer the Liquidity Program (the “Liquidity Program Administrator”). Under the Liquidity Program, the Liquidity Program Administrator assesses, manages, and periodically reviews the Series’ liquidity risk and classifies each investment as “Highly Liquid,” “Moderately Liquid,” “Less Liquid” or “Illiquid” based on the time it will take to convert the investment to cash. The Liquidity Rule defines “liquidity risk” as the risk that the Series could not meet requests to redeem shares issued by the Series without significant dilution of the remaining investors’ interests in the Series. The liquidity of the Series’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that the Series will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Series. The Liquidity Rule may impact the Series’ performance and its ability to achieve its investment objective.

Borrowings. The Series may borrow money subject to its fundamental and non-fundamental investment policies. Borrowing money will subject the Series to interest costs. The Series generally borrows at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Series may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Diversification. The Series is non-diversified under the 1940 Act. Non-diversified funds may invest a higher percentage of their assets in the securities of a single issuer than a fund that is diversified. The value of a non-diversified fund may be more susceptible to risks associated with a single adverse economic, political or regulatory occurrence than a diversified fund would be. The Series intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Code, however. For more information, see “Taxes” below.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Advisor, the Sub-Advisor, or the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Series’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Series may invest, which could result in material adverse consequences for such issuers and may cause the Series’ investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Series invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

Recent Market Events. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. Liquidity for many instruments has been greatly reduced, and some interest rates are very low and in some cases yields are negative.

In general, the impact of this COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series.

In addition, inflation has increased to highs that markets have not seen in decades. The U.S. Federal Reserve has increased interest rates in an effort to control rising inflation, however uncertainty regarding the speed and magnitude of the interest rate increases, as well as the U.S. Federal Reserve’s general ability to successfully control inflation without causing a recession, may negatively impact asset prices and increase market volatility.

Investment Restrictions

The Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Series’ outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

The following fundamental restrictions apply to the Series:

1.	The Series may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Series may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2.	The Series may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	The Series may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	The Series may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	The Series may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Except for the limitations on borrowings, or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes the Series to exceed its limitation, the Series will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Series’ investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each Series from issuing senior securities, although it provides allowances for certain borrowings, derivatives and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, in compliance with applicable law and guidance.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Series to pay correspondingly increased brokerage and trading costs. In addition to the transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under Federal Tax Treatment of Dividends and Distributions, to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.

Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31), in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings reports filed with the SEC as exhibits to Form N-PORT. The Series’ Annual and Semi-Annual Reports are distributed to shareholders and the most recent Reports will be available on the Fund’s website (see address below). The Series’ holdings reports on exhibits to Form N-PORT are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website at www.manning-napier.com. This information is provided with a lag of at least eight days. The information provided will include the following for each security in the portfolio: security name, CUSIP or Sedol symbol, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. For futures contracts, the information provided will include the underlying instrument, the notional value of the contracts, and the amount of unrealized appreciation or depreciation. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to exhibits to Form N-PORT). This information is publicly available to all categories of persons.

The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent calendar month, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of “non-public” portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Fund’s Chief Compliance Officer (or her designee) (“CCO”) may authorize disclosure of non-public portfolio holdings to rating and ranking organizations, mutual fund databases, consultants, and other organizations that will use the data for due diligence, rating, or ranking the Series, or similar uses at differing times and/or with different lag times than those described above. Prior to making any disclosure of non-public portfolio holdings to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, principal underwriter, or any affiliated person of the Fund are addressed.

The Fund’s policies and procedures also permit the Fund to disclose certain commentary and analytical, statistical, performance or similar information relating to the Series of the Fund or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of the Series’ portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock components and other investments of the Series; the attribution of the Series’ returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of the Series; certain valuation metrics of the Series (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for the Series’ fixed income holdings.

The Fund requires any third party receiving non-public portfolio holdings or information which is derived from portfolio holdings that is deemed material (together, “portfolio holdings data”) to enter into a confidentiality agreement with the Fund which provides, among other things, that non-public portfolio holdings data will be kept confidential and that the recipient has a duty not to trade on the portfolio holdings data and will use such information solely to analyze and rank the Series, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Fund to demonstrate its adherence to the provisions of the agreement.

The Fund does not receive any compensation or other consideration for disclosure of portfolio holdings information.

In addition, the Fund’s service providers, such as the Advisor, Sub-Advisor, Custodian, Morgan, Lewis & Bockius LLP, PricewaterhouseCoopers LLP, Distributor, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), all as defined herein, and any pricing service used by the Advisor may possess or receive daily portfolio holdings information with no lag time in connection with their services to the Fund. In addition, Broadridge Financial Solutions, Inc. may receive portfolio holdings information with no lag time, as necessary, in connection with the proxy voting support services it provides to the Fund (see “Proxy Voting Policy”). Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Fund or by the nature of its relationship with the Fund.

The Board exercises ongoing oversight of the portfolio holdings disclosure policy by overseeing the implementation and enforcement of the Fund’s policies and procedures by the CCO and by considering reports and recommendations by the CCO concerning any material compliance matters. The Board will be informed of any disclosures of non-public portfolio holdings data pursuant to a confidentiality agreement at its next regularly scheduled meeting or as soon as is reasonably practicable, and will periodically review agreements that the Fund has entered into to selectively disclose portfolio holdings data.

Management

The overall business and affairs of the Fund are managed by the Fund’s Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund’s officers and to the Advisor and other service providers.

The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years. Manning & Napier Advisors, LLC is the successor entity to Manning & Napier Advisors, Inc. Accordingly, for purposes of the charts below, an individual’s employment history at Manning & Napier Advisors, LLC includes his/her employment history at Manning & Napier Advisors, Inc., except as otherwise stated.

Interested Director and Officer[1]
Name:	Paul Battaglia
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016-2018); Director of Finance (2011-2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Independent Directors
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) – VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment) (2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.
Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:

Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.
Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450

Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP
Holds one or more of the following titles for various affiliates: General Counsel

[1]	Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

[2]	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Equity Ownership of Directors

The following table provides information, as of December 31, 2022, regarding the dollar range of beneficial ownership by each Director (i) in the Series and (ii) on an aggregate basis, in the Manning & Napier family of investment companies, which includes all series of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name of Directors	Dollar Ranges of Equity Securities in the Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Eunice K. Chapon	None	None
Paul A. Brooke	None	None
John M. Glazer	None	None
Russell O. Vernon	None	None
Chester N. Watson	None	None

Interested Director
Paul J. Battaglia	None	Between $100,001 and $500,000

None of the Independent Directors have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, LLC or its Distributor, Manning & Napier Investor Services, Inc.

Board Responsibilities

The management and affairs of the Fund and the Series are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Series and each of the Fund’s additional other series, which are not described in this SAI. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Fund.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and Distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of the Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Series.

The Board meets regularly with the Fund’s CCO to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Fund’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC is recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chair of the Board, Paul J. Battaglia, is an interested person of the Fund as that term is defined in the 1940 Act. Paul A. Brooke serves as the Lead Independent Director. In his role as Lead Independent Director, Mr. Brooke, among other things: (i) presides over Board meetings in the absence of the Chair of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chair of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Directors and Fund management, and among the Independent Directors; (v) serves as a key point person for dealings between the Independent Directors and Fund management; and (vi) has such other responsibilities as the Board or Independent Directors determine from time to time.

The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Fund (i.e., “Independent Directors”) constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

However, a Director must retire from the Board by the end of the calendar year in which the Director turns 82 provided that the Board may, if it deems doing so to be consistent with the best interest of the Fund, and with the consent of any Director that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Director for successive periods of one year.

Individual Director Qualifications

The Fund has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Series provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Series, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Paul J. Battaglia should serve as Director because of his knowledge of and experience in the financial services industry, and the knowledge and experience he has gained from serving in various executive and management positions with the Advisor since 2004. Mr. Battaglia has over 15 years of experience in strategic and fiscal planning and budgeting, financial reporting, and investor relations.

The Fund has concluded that Paul A. Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. In addition, Mr. Brooke was a Founder and Managing Partner of VenBio, an investment firm focused on biotechnology. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

The Fund has concluded that Eunice K. Chapon should serve as Director because of the financial services, investment management and governance experience she has gained working with start-up, private and public companies, and fund boards. Ms. Chapon currently serves as the Director of Operations and Business Development at BrightEdge, LLC/American Cancer Society. Prior to this, Ms. Chapon served as Chief Operating Officer and General Counsel for an ESG start-up venture. She also held senior legal roles at various prominent financial institutions, including Natixis, Bank of America/Merrill Lynch and State Street, working with domestic and offshore mutual funds and ETFs. Ms. Chapon has significant international business experience from working in Europe and advising on cross-border transactions and business arrangements. Beginning her legal career at Choate, Hall & Stewart LLP, Ms. Chapon became a partner while representing clients in a wide range of securities and financing transactions as well as corporate and governance matters. She has successfully guided companies and boards through expansion and growth opportunities as well as market crises and disruptions.

The Fund has concluded that John M. Glazer should serve as Director because of the experience he has gained in his more than 25 years of professional experience with asset allocation, investment strategy, financial strategy and corporate transactions. Mr. Glazer currently serves as the Chief Executive Officer of a New-York based single-family office that manages well over $1 billion in assets. He is responsible for oversight of functions that range from investment management to estate planning and other services. Prior to this, Mr. Glazer served as the Head of Private Investments for an international family office and oversaw a team responsible for sourcing, evaluation, execution and management of a multi-billion dollar global portfolio of illiquid investments. Mr. Glazer also previously served as the Chief Financial Officer and Executive Vice President of Corporate Development at Physicians Interactive Holdings, Inc., a digital marketing firm, where he was responsible for oversight of financial affairs and corporate transactions. Mr. Glazer has served on many Boards of Directors and has extensive experience working closely with management teams on strategy, acquisitions and financing.

The Fund has concluded that Russell O. Vernon should serve as Director because of the experience he has gained in his forty years of helping financial companies grow and adjust to changing conditions. Mr. Vernon formerly served as the founder and General Partner of BVM Capital and President of Commerce Capital Markets, Inc. Mr. Vernon also previously served as the Chief Operating Officer at Barrett Associates, Inc., a money management firm, and as the Director of Investment Operations at Warburg Pincus Asset Management and Chancellor Capital Management. In those roles, Mr. Vernon was directly responsible for building a state-of-the-art infrastructure to support all client, business, product development and growth needs. He also served on numerous management and operating committees. Additionally, Mr. Vernon served as a Senior Manager at Deloitte & Touche, where his consulting practice focused on management, M&A, financial service and due diligence engagements and issues.

The Fund has concluded that Chester N. Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves on the Audit Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee is comprised of the following Independent Directors: Paul A. Brooke, Eunice K. Chapon, John M. Glazer, Russell O. Vernon and Chester N. Watson (Chairman). The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee met twice during the last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

The Governance and Nominating Committee is comprised of the following Independent Directors: Paul A. Brooke, Eunice K. Chapon, John M. Glazer, Russell O. Vernon (Chairman) and Chester N. Watson. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee met twice during the last fiscal year. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B.

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s CCO’s salary is paid by the Fund. Each Independent Director receives an annual fee of $80,000. Annual fees will be calculated quarterly. Each Independent Director receives $10,000 per regular Board meeting attended, and $3,000 per special or other Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $5,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $5,000 per Committee meeting attended. Mr. Watson receives an additional fee of $5,000 per Audit Committee meeting for serving as Audit Committee Chairman. Mr. Vernon receives an additional fee of $3,000 per Governance and Nominating Committee meeting for serving as Governance and Nominating Committee Chairman. Mr. Brooke receives an additional fee of $30,000 for serving as Lead Independent Director.

Compensation Table for Fiscal Year Ended December 31, 2023

The following table sets forth information regarding the anticipated total compensation payable by the Fund during the Series’ fiscal year ending December 31, 2023 to the following persons.

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Samantha Larew	CCO	$121,550	N/A	N/A	$121,550
Stephen B. Ashley**	Director	$74,680	N/A	N/A	$74,680
Eunice K. Chapon***	Director	$110,270	N/A	N/A	$110,270
John M. Glazer	Director	$149,860	N/A	N/A	$149,860
Paul A. Brooke	Lead Independent Director	$178,610	N/A	N/A	$178,610
Russell O. Vernon	Director, Governance and Nominating Committee Chair	$161,860	N/A	N/A	$161,860

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Chester N. Watson	Director, Audit Committee Chair	$159,860	N/A	N/A	$159,860

*	As of December 31, 2022, the Fund Complex consisted of 15 Series.

**	Mr. Ashley retired as a Director of the Fund on May 31, 2023.

***	Ms. Chapon was appointed Director of the Fund on May 16, 2023.

As of January 31, 2023, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

Code of Ethics

The Fund, the Advisor, the Sub-Advisor, and the Fund’s principal underwriter have adopted a Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics is designed to detect and prevent improper personal trading. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. A copy of the Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Series to the Advisor, subject to the Board’s general oversight. The Advisor has delegated the responsibility for determining how to vote proxies with respect to the Series to the Sub-Advisor. Proxies will be voted in accordance with the proxy voting policies and procedures attached to this SAI as Appendix C. The proxy voting policies and procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling 1-800-466-3863 or by writing to the Fund at Manning & Napier Fund, Inc., P.O. Box 805, Fairport, NY 14450. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Principal Owners and Control Persons

Because the Series is new, as of the date of this SAI, the Series did not have any principal shareholders or control persons to report.

The Advisor and the Sub-Advisor

Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. MNA is indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC (“Callodine Group”) and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc. Under the Investment Advisory Agreements (the “Advisory Agreements”) between the Fund and the Advisor, the Advisor is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Fund to serve as such. In addition, the Advisor oversees the Sub-Advisor to ensure its compliance with the investment objective, policies, strategies, and restrictions of the Series, and monitors the Sub-Advisor’s adherence to its investment style.

Callodine Capital Management, LP acts as the investment sub-advisor to the Series. Callodine Capital Management, LP was formed in 2018. The principal owner of the Sub-Advisor is Callodine Group, which is majority owned by James Morrow. Under the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement,” and, together with the Advisory Agreements, the “Agreements”) between the Advisor and the Sub-Advisor, the Sub-Advisor provides a continuous investment program for the Series and makes decisions and places orders to buy, sell or hold particular securities for the Series. The Sub-Advisor is also responsible for managing its employees who provide services to the Series.

The Fund pays the Advisor for the services performed a fee at the annual rate of: 0.70% of the Series’ average daily net assets. The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.50% of the Series’ average daily net assets. As described below, the Advisor is separately compensated for acting as the Fund’s accounting services agent and providing administration services to the Series.

After its initial two year term, the continuance of each Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Directors; and (ii) by the vote of a majority of the Directors who are not parties to such Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined under the 1940 Act) and is terminable at any time without penalty by the Directors or by a majority of the outstanding shares of the Fund on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined under the 1940 Act) or the termination of the Advisory Agreement and is terminable at any time without penalty (i) by the Directors or by a majority of the outstanding shares of the Fund, (ii) by the Advisor on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Advisor, or (iii) by the Sub-Advisor on 90 days’ written notice to the Advisor.

The Advisor has contractually agreed to limit each class’s total direct annual operating expenses (exclusive of Distribution and Service (Rule 12b-1 Fees) (“excluded expenses”)), as shown below. The agreement is expected to remain in effect indefinitely, and may not be amended or terminated by the Advisor without the approval of the Board. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in underlying funds or other investment companies.

The Advisor may receive from a class the difference between the class’s total direct annual operating expenses (not including excluded expenses) and the class’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual operating expenses (not including excluded expenses), are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Series	Contractual Expense Limitation
Class I	0.95%
Class S	0.95%
Class Z	0.80%

The Advisor serves as the Fund’s accounting services agent and provides administration services to the Fund and its series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting and sub-administration services to the Series.

Pursuant to a Master Services Agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration services in the following amounts: 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per Series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged to the Fund.

As of the date of this SAI, the Advisor did not receive compensation from the Series, because it had not yet commenced operations.

The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

The Distributor

Manning & Napier Investor Services, Inc. (the “Distributor”), an affiliate of the Advisor, acts as Distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Fund.

The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Directors and separately by the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.

The Distributor will not receive compensation for distribution of Class I or Z shares of the Series.

Payments to Broker-Dealers and Other Financial Intermediaries

Rule 12b-1 Plan

The Fund’s Board of Directors has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) whereby Class S shares of the Series (a “Rule 12b-1 Plan Class”) are subject to an annual distribution and shareholder services fee (a “Rule 12b-1 Fee”) as shown below.

The Rule 12b-1 Fee is calculated on the average daily net assets of the applicable Rule 12b-1 Plan Class. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of a Rule 12b-1 Plan Class and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of a Rule 12b-1 Plan Class.

Class	Rule 12b-1 Fee

Class S	0.25%

The Rule 12b-1 Plan has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Rule 12b-1 Plan shall continue in effect for a Rule 12b-1 Plan Class for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to it (referred to as the “Qualified Directors”), cast in person at a Board of Directors meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan requires that quarterly written reports of amounts spent under the Rule 12b-1 Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. With respect to a Rule 12b-1 Plan Class, the Rule 12b-1 Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Rule 12b-1 Plan for the Rule 12b-1 Plan Class without the approval of shareholders holding a majority of the outstanding voting securities of the Rule 12b-1 Plan Class. All material amendments to a Rule 12b-1 Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

Pursuant to the Rule 12b-1 Plan, the Rule 12b-1 Plan Class is subject to an annual Rule 12b-1 Fee as shown in the chart above.

With respect to amounts paid under the Rule 12b-1 Plan for distribution services, the Distributor may use this fee on any activities or expenses primarily intended to result in the sale of shares of the Rule 12b-1 Plan Class, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

With respect to shareholder services, the Distributor may use payments under this aspect of the Rule 12b-1 Plan to provide or enter into agreements with organizations, including affiliates of the Distributor (referred to as “Service Organizations”), who will provide certain shareholder, administrative and non-distribution services for shareholders of the Rule 12b-1 Plan Class, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of a Rule 12b-1 Plan Class; (ii)  responding to shareholder inquiries relating to the services performed by Distributor and/or Service Organizations; (iii) responding to inquiries from shareholders concerning their investment in shares of the Rule 12b-1 Plan Class; (iv) assisting shareholders in changing dividend options, account designations and addresses; (v) providing information periodically to shareholders showing their position in shares of the Rule 12b-1 Plan Class; (vi) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (viii) arranging for bank wires; (ix) processing dividend payments from the Fund on behalf of shareholders; (x) preparing tax reports; (xi) providing sub-accounting services; and (xii) providing such other similar non-distribution services as the Fund or Distributor may reasonably request to the extent that the Service Organization is permitted to do so under applicable laws or regulations. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Organizations’ affiliates and subsidiaries as compensation for such services.

Generally, the Rule 12b-1 Fee paid under the Rule 12b-1 Plan will not be retained by the Distributor but will instead be reallowed to various financial intermediaries and Service Organizations that enter into distribution and/or shareholder servicing agreements with the Distributor. The Rule 12b-1 Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a financial intermediary or Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

Payments under the Rule 12b-1 Plan are made as described above regardless of the Distributor’s actual cost of providing the services and may be used to pay the Distributor’s overhead expenses. If the cost of providing the services under the Rule 12b-1 Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor.

As of the date of this SAI, the Series did not pay any Rule 12b-1 Fees, because it had not yet commenced operations.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or their shareholders. Such payments may provide an incentive for the financial intermediary to make shares of the Series available to its customers and may allow the Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend the Series over another investment.

Transfer Agent, Dividend Disbursing Agent, Custodian, Independent Registered Public Accounting Firm, and Counsel

The transfer agent and dividend disbursing agent for the Fund is BNY Mellon. Transfer agent fees are charged to the Fund on a per account basis.

The custodian for the Fund is The Bank of New York Mellon (the “Custodian”), 135 Santilli Highway, Everett, MA 02149. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Custodian may, at its own expense, employ one or more sub-custodians on behalf of the Fund, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Fund.

PricewaterhouseCoopers LLP (“PwC”), with offices at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Series. In addition to providing audit services, PwC assists in the preparation and review of, and signs as paid preparer, the Series’ federal and New York State tax returns and provides assistance on certain non-audit matters.

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as legal counsel to the Fund.

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as legal counsel to the Independent Directors.

Purchases and Redemptions

Check Acceptance Policy. The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks, or money orders. Investments that are received in an unacceptable form will be returned.

Investors Outside the U.S. The Fund does not generally accept investments by non-U.S. persons or U.S. persons living outside the U.S. Investments from U.S. persons living outside the U.S. may be accepted if the U.S. person maintains a physical address within the U.S. or utilizes an APO or similar address. Non-U.S. persons may be permitted to invest under certain limited circumstances.

Payment for shares redeemed. Payment for shares presented for redemption may be delayed more than seven days only for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which the SEC determines that trading on the NYSE is restricted; (2) for any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit.

The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.

The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act committing itself to pay in cash all requests for redemption by any shareholder of record of the Series, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Series at the beginning of such period.

Other Information about Purchases and Redemptions. The Fund has authorized a number of brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.

Portfolio Manager

This section includes information about the Series’ portfolio manager, including information about how he is compensated, and other accounts he manages.

Shares Owned

As of December 31, 2022, the Series’ portfolio manager beneficially owned between $100,001 and $500,000 of the Predecessor Fund.

Compensation

The portfolio manager for the Series is compensated by the Sub-Advisor. The portfolio manager receives a fixed base salary. In addition, James Morrow, is the principal owner of Callodine Group, the ultimate parent of the Advisor and Sub-advisor (and other affiliates). As owner of Callodine Group, Mr. Morrow participates in the profits of the Sub-Advisor, Advisor and other subsidiary businesses, which include carried interest and performance-based fees.

Management of Other Portfolios. The following table provides information about other portfolios managed by the Series’ portfolio manager as of December 31, 2022. The information below excludes the Series.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accts	Total Assets	Number of Accts	Total Assets	Number of Accts	Total Assets
All Accounts
James Morrow	0	$0	2*	$257,956,679	1**	$16,601,729

* Includes 1 account with assets under management of $194,947,457 that is subject to a performance-based advisory fee.

** This account is subject to a performance-based advisory fee.

Management of Conflicts of Interest

The portfolio manager and the Sub-Advisor provide investment management, advisory and other services to other clients, including other funds and separately managed accounts managed by the Sub-Advisor, and may continue to do so in the future. The portfolio manager and Sub-Advisor are not restricted from managing other accounts, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may be in competition with the Series and/or may involve substantial time and resources of the portfolio manager and the Sub-Advisor. These activities create a conflict of interest because the time and effort of the portfolio manager and the Sub-Advisor will not be devoted exclusively to the business of the Series, but will be allocated between the management of the Series and other business activities and clients of the Sub-Advisor.

The portfolio manager and the Sub-Advisor may give advice or take action with respect to any of the other accounts (including those that have investment objectives and/or investment strategies similar to the Series and/or those that are expected to have a substantial overlap of securities held by such other accounts and the Series) which may be the same as or differ from the advice given or the timing or nature of any action taken with respect to investments of the Series. When the financial benefits from managing the assets of other accounts are greater (e.g., such other account generates higher fees or allocations tied to either higher percentages earned or larger amounts of capital investment by the Sub-Advisor) the portfolio manager and the Sub-Advisor will have a conflict of interest because they will have an incentive to favor the other account. Allocation of investment opportunities among the Series and such other accounts managed by the portfolio manager or the Sub-Advisor will be made in the portfolio manager or the Sub-Advisor’s judgment based upon the investment objectives and investment portfolio of the Series and such other accounts and such other factors as the portfolio manager or the Sub-Advisor may determine from time to time. As a result, there may be material differences between portfolio holdings and trading of the Series and those of other accounts managed by the portfolio manager or the Sub-Advisor.

A material component of the Series’ investment strategy is to invest in securities with a focus on specialty income niches. The investment management that the portfolio manager or the Sub-Advisor provide to other accounts they manage also focus on investing in specialty income niches. There is expected to be substantial overlap of securities that are purchased for the Series and for other accounts currently managed by the portfolio manager or Sub-Advisor, or other accounts that they may manage in the future. However, it is also expected that there will be material differences between portfolio holdings and trading of the Series and those made for the benefit of such other accounts managed by the portfolio manager or Sub-Advisor. It is not anticipated that trades will be at the same time or necessarily on same terms for the Series and such other accounts in relation to assets under management or any other measure. Instead, such trades are expected to generally be made independently and frequently on different days. As a result, trades made by the Series and for the benefit of such other accounts can be expected to be at different prices and position sizing. The Sub-Advisor has implemented policies and procedures that govern the allocation of portfolio transactions and investment opportunities across the Series and other accounts managed by the Sub-Advisor. Trade allocation is reviewed periodically by the Sub-Advisor’s Chief Compliance Officer to determine compliance with established policies and procedures.

When the purchase and sale of securities and other instruments is considered to be in the best interest of both the Series and other accounts managed by the portfolio manager or Sub-Advisor, the securities or other instruments to be purchased or sold may be aggregated in order to seek to obtain superior execution and/or lower brokerage expenses. Execution prices for identical securities purchased or sold on behalf of multiple accounts in any one day may be (but are not required to be) averaged. In such instances, allocation of prices, as well as expenses incurred in the transaction, will be made in a manner that the Sub-Advisor considers to be equally as favorable to the Series as to any other party.

Representatives of the Sub-Advisor may serve on the board of directors of one or more publicly traded companies in which the Series may invest. As a result, under the Sub-Advisor’s policies, the Series may be restricted from transacting in securities of such issuers.

Portfolio Transactions and Brokerage

A third party outsourced trader (the “Outsourced Trader”) has been engaged to provide outsourced trading services for the Series investments pursuant to an Outsourced Trading Services Agreement (the “Trading Agreement”). Pursuant to the Trading Agreement, the Sub-Advisor places most orders for securities and other financial instruments with the Outsourced Trader, which are executed by the Outsourced Trader on behalf of the Series and cleared and settled by the Series’ custodian. The Outsourced Trader generally serves in the capacity of agent broker and will route orders to any exchanges, markets, trading systems or any other execution designation or liquidity provider, consistent with its duty to provide best execution. The Outsourced Trader may provide liquidity on orders from an internal source, in a manner consistent with best execution. The Outsourced Trader may also route orders to or source liquidity from its affiliates. The Outsourced Trader has no investment discretion for the Series.

As compensation to the Outsourced Trader, the Series (not the Sub-Advisor) pays a commission for its trade orders, which is in addition to any other standard commission, mark-up, markdown, or other transaction fee charged to execute the transaction or to pay for research. The Series is not required to continue its relationship with the Outsourced Trader for any minimum period, and the Sub-Advisor may, in its sole discretion, add or use another outsourced trader, in addition to or in place of the Outsourced Trader. In addition, the Sub-Advisor currently performs trading functions for certain securities.

The Sub-Advisor is responsible for seeking best execution in executing trades. Because trades are generally made by the Outsourced Trader, the Sub-Advisor supervises the Outsourced Trader in obtaining best execution for the Series’ portfolio transactions. As part of its supervision, the Sub-Advisor takes into account a variety of factors, including the quality and timeliness of the execution, the financial strength, integrity and stability of the broker-dealer and the commissions or other transaction costs to be paid. The Sub-Advisor also considers the quality, comprehensiveness and frequency of available research services and products provided by the broker-dealer, which may include, among other things, written information and analyses concerning specific securities, companies or sectors, market, financial and economic studies and forecasts, statistics and pricing or appraisal services, discussion with research personnel, special execution capabilities and order of call.

The Sub-Advisor also considers whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Sub-Advisor and may allocate orders for the Series to those brokers that provide such benefits. Such allocations shall be in such amounts and proportions as the Sub-Advisor shall determine, and the Sub-Advisor shall report on such allocations regularly to the Advisor.

The research which the Sub-Advisor receives for the Series’ brokerage commissions, whether or not useful to the Fund, may be useful to the Sub-Advisor in managing the accounts of the Sub-Advisor’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to the Fund.

Commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Sub-Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Sub-Advisor’s holistic experience with that broker for transactions executed across the Sub-Advisor’s client base.

The Outsourced Trader and the Sub-Advisor are authorized to pay higher execution costs to brokerage firms that provide the Sub-Advisor with research products and services if the Sub-Advisor determines that such prices or commissions are reasonable in relation to the overall services provided. Accordingly, the Series may be deemed to be paying for research and other products and services with “soft” or commission dollars. It is anticipated that the use of commissions or “soft dollars” to pay for research and brokerage products and services (including the commissions, fees, and expenses of the Outsourced Trader) will fall within the safe harbor created by Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

In some instances, the Sub-Advisor may receive a product or service that may be used only partially for functions within Section 28(e) of the Exchange Act (for example, an order management system, trade analytical software or proxy services). In such instances, the Sub-Advisor will make a good faith effort to determine the relative portion of the product or service used to assist the Sub-Advisor in carrying out its investment decision-making responsibilities, and the relative portion used for administrative or other purposes outside Section 28(e) of the Exchange Act. The portion of the product or service attributable to assisting the Sub-Advisor in carrying out its investment decision-making responsibilities will be paid through brokerage commissions generated by the Series’ trades and the portion attributable to administrative or other purposes outside Section 28(e) of the Exchange Act will be paid for by the Sub-Advisor from its own resources. Although the Sub-Advisor will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commissions rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the applicable commissions rates may result in higher transaction costs than would otherwise be obtainable. The receipt of such products or services and the determination of the appropriate allocation in the case of “mixed use” products or services also creates a conflict of interest between the Sub-Advisor and its clients because it is in the Sub-Advisor’s interest to allocate more of such expenses to its clients.

Under Section 28(e) of the Exchange Act, research and brokerage products and services obtained with soft dollars generated by the Series may be used by the Sub-Advisor to service accounts other than the Series. Research and brokerage services obtained by the use of commissions arising from the Series’ portfolio transactions may be used by the Sub-Advisor in its other investment activities and thus, the Series may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided.

The Sub-Advisor and the Outsourced Trader may place transactions with a broker or dealer that (i) provides the Sub-Advisor (or an affiliate) with the opportunity to participate in capital introduction events sponsored by the broker-dealer or (ii) refers investors to the Series or other products advised by the Sub-Advisor (or an affiliate), if otherwise consistent with seeking best execution; provided the Sub-Advisor may not select the broker-dealer in recognition of the opportunity to participate in such capital introduction events or the referral of investors.

The Fund will direct futures trades to one or more futures commissions merchants, as selected by the Sub-Advisor.

Because the Series is new as of the date of this SAI, it has not yet paid brokerage commissions.

Net Asset Value

The NAV is determined on each day that the NYSE is open for trading. In determining the NAV of the Series’ shares, common stocks that are traded OTC or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such NASDAQ National Market System are valued at the quoted bid prices in the OTC market. Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates market value. Futures, and related options on futures, traded on U.S. and foreign exchanges are valued at the exchange settlement price, or if no settlement price is available, at the last sale price as of the close of the exchange on the valuation date. Investments in registered investment companies are valued at their NAV per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, are valued at fair value. The Board has designated the Advisor as the Series’ valuation designee to make all fair value determinations with respected to the Series’ portfolio investments, subject to the Board’s oversight. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor. Several pricing services are available, one or more of which may be used by the Advisor. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Fund’s Board by the Advisor in accordance with certain requirements.

The foreign securities held by the Series may be listed on foreign exchanges that trade on days when the NYSE is not open and the Series do not price their shares. As a result, the NAV of the Series may change at a time when shareholders are not able to purchase or redeem shares.

If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Information About Fund Operations

The Fund does not expect to hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund’s shareholders will vote in the aggregate and not by Series or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of the Series or a Class. Income, direct liabilities and direct operating expenses of the Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series, along with other series of the Fund, in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

The Series may participate in class action lawsuits relating to its portfolio securities. The proceeds from the settlements of such lawsuits will generally be recorded as assets of the Series in accordance with generally accepted accounting principles. If the Series is liquidated prior to its recognition of the proceeds of a settlement, however, the proceeds may be donated to charity in the event that the officers of the Series reasonably determine that, after taking into account all fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs, the amount to be distributed to each applicable shareholder is either zero or a de minimis amount. As part of the Board’s considerations when approving the liquidation and dissolution of a Series of the Fund, the Board may approve the establishment of a liquidating trust for the completion of the liquidation and distribution of a Series’ assets to shareholders. This may be the case when, for example, the Series has assets and liabilities which are contingent in nature that remain on the liquidation date. If the Board establishes a liquidating trust for a Series, the Fund would grant, assign and deliver to the liquidating trust all of the Series’ rights and interests in any assets it currently owns and the liquidating trust would assume all of such Series’ current liabilities and obligations, thereby allowing the Series to fully liquidate and dissolve. The Board would also appoint one or more trustees of the liquidation trust, which may be a Fund officer and/or an employee of the Advisor or an affiliate of the Advisor, to oversee the operations and administration of the trust. The Series’ former shareholders on the liquidation date will be the beneficiaries of the liquidating trust.

The liquidating trust will exist solely for the purposes of holding, liquidating and disposing of any assets received by it and paying or settling the liabilities and obligations of the Series. All claims, expenses, charges, liabilities, and obligations of the liquidating trust will be paid out of the trust’s assets. On an interim or annual basis and only to the extent the liquidating trust receives assets that are in excess of its costs, fees and expenses, the trust will distribute those assets on a pro rata basis to the beneficiaries of the trust, provided however, that the liquidating trustee may determine, in the exercise of its reasonable judgment and in good faith, that the pro-rata amount of the assets due to each beneficiary would not be practicable to distribute to the beneficiaries because such amount is either zero or de minimis after taking into account the fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs. In such instance, such amounts will be distributed to a reputable non-profit charitable organization unaffiliated with the Fund or Adviser.

Although the Fund’s use of a liquidating trust for a Series is unique to the facts and circumstances relating to the reasons for which it was created, a liquidating trust would generally have a term of three years from the date upon which it was established. At the conclusion of the liquidating trust’s term, the trust will distribute any remaining assets to the beneficiaries of the trust, subject to the cost considerations discussed above, and the trust would then liquidate. If a Series (or its corresponding liquidating trust) were to receive any assets after the liquidation of the liquidating trust, such assets will be considered to be assets of the Fund generally and will be distributed by the Fund among all currently active series of the Fund on a pro rata basis.

Federal Taxes

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Series and its shareholders, and is not intended as a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The following discussion of certain U.S. federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”). The Series has elected or intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Series expects to be relieved of federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) timely distributed to shareholders.

In order to qualify as a RIC the Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (2) diversify its holdings so that at the close of each quarter of each taxable year (i) at least 50% of the value of the Series’ total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series’ total assets and 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Series owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. Government securities or securities of any other RIC) or the securities (other than the securities of other RICs) of two or more issuers that are engaged in the same or similar trades or businesses or related trades or businesses if the Series owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). These requirements may restrict the degree to which the Series may engage in certain hedging transactions and may limit the range of the Series’ investments. If the Series qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it timely distributes each year to the shareholders, provided the Series distributes at least the sum of (a) 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income), if any (the “Distribution Requirement”).

If the Series fails to satisfy the Qualifying Income or Asset Test in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Series for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Series determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the NAV of the Series. To requalify for treatment as a RIC in a subsequent taxable year, the Series would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Series failed to qualify for tax treatment as a RIC. If the Series failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Series-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Series for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Series may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to individuals which provide that such losses are carried over by the Series indefinitely. Thus, if the Series has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Series experiences an ownership change as defined in the Code.

The Series is treated as a corporation for federal income tax purposes. The Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Series level rather than at the Fund level.

Excise Tax. If the Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. For this purpose, any ordinary income or capital gain net income retained by the Series and subject to corporate income tax will be considered to have been distributed. The Series generally intend to make sufficient distributions to avoid imposition of this tax, but can make no assurances that such tax liability will be entirely eliminated. The Series may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Series to satisfy the requirements for qualification as a RIC.

Distributions and Dividends. The Series receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Series, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (currently eligible for the reduced maximum capital gains rate to individuals of up to 20% (lower rates apply to individuals in lower tax brackets)) to the extent that the Series receives and reports its dividends as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, in each case subject to certain limitations). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Series’ assets before it calculates the NAV) with respect to such dividend, (ii) the Series has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.  Therefore, if you lend your shares in the Series, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.  Distributions that the Series receives from an ETF or underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. It is expected that dividends received by the Series from a REIT and distributed from that Series to a shareholder generally will be taxable to the shareholder as ordinary income. Certain Series’ investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

The Series’ participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If the Series participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Any distribution by the Series may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Series may derive capital gains and losses in connection with sales or other dispositions of the portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. The current maximum tax rate on long-term capital gains for non-corporate shareholders is 20% (lower rates apply to individuals in lower tax brackets). Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Certain distributions may qualify for a dividends received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income the Series receives from a domestic corporation and are properly reported by that Series. Certain Series’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Series for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Series, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

The Series (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Shareholders who have not held the Series’ shares for a full year should be aware that the Series may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Series. A distribution will reduce the Series’ NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

U.S. REITs in which the Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

MLPs in which the Series invests deliver Schedules K-1 to the Series to report their share of income, gains, losses, deductions and credits of the MLP. These Schedules K-1 may be delayed and may not be received until after the time that the Series issues its tax reporting statements. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

If the Series’ distributions exceed its earnings and profits (as calculated for federal income tax purposes) for a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Series’ shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year in which they are declared for tax purposes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale, exchange, or redemption of shares of the Series).

Sale, Exchange, or Redemption of Shares. Any gain or loss recognized on a sale, exchange or redemption of shares of the Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. For tax purposes, an exchange of shares of the Series for shares of a different Series is the same as a sale.

The Series (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish its shareholders the cost basis information for purchases of Series shares. In addition to the requirement to report the gross proceeds from the sale of shares, the Series is also required to report the cost basis information for such shares and indicate whether the shares had a short-term or long-term holding period. Each time a shareholder sells shares, the Series will permit the shareholder to elect from among several IRS accepted cost basis methods, including the average cost basis method. In the absence of an election, the Series will use the average cost basis method. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax-Exempt Shareholders. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Series serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Series if shares in the Series constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Certain types of income received by the Series from REITs, REMICs, taxable mortgage pools or other investments may cause the Series to designate some or all of its distributions as “excess inclusion income.” To Series shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as IRAs, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Series to be subject to tax if certain “disqualified organizations” as defined by the Code are Series shareholders.

Tax-exempt investors sensitive to UBTI, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers prior to investment in the Series regarding this issue and IRS pronouncements regarding the treatment of such income in the hands of such investors.

The Series’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Series until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the shares of the Series.

Taxation of Series Investments. The Series’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies, derivative securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may affect the Series’ ability to qualify as a RIC, accelerate income to the Series, defer losses to the Series, require adjustments in the holding periods of the Series’ assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series’ income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, the Series will be required to include as part of its current income the imputed interest on such obligations even though the Series has not received any interest payments on such obligations during that period. Because the Series intends to distribute all of its net investment income to its shareholders, the Series may have to sell securities to distribute such imputed income which may occur at a time when the Advisor or the Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. Special rules apply if the Series holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Series under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Series’ gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Series’ OID in a taxable year with respect to a bond will increase the Series’ taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Series may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Series’ income with respect to the bond for the taxable year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Series to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Series may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be OID, which is taxable as ordinary income and is required to be distributed, even though the Series will not receive the principal, including any increase thereto, until maturity. As noted above, if the Series invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Series level.

The Series is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Series may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Series. It is anticipated that any net gain realized from the closing out of Section 1256 Contracts with respect to securities may be considered gain from the sale of securities and therefore may be qualifying income for purposes of the Qualifying Income Test (as described above). The Series intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Series’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Series’ other investments, and shareholders are advised on the nature of the distributions.

Certain investments in other underlying funds and ETFs may not produce qualifying income for purposes of the Qualifying Income Test or satisfy the Asset Test (as described above), for the Series to maintain its status as a RIC under the Code. For example, investments in ETFs that track physical commodities and which are treated as grantor trusts under the Code do not generate qualifying income and are not considered “securities” for purposes of the Asset Test (as described above). If one or more underlying funds and/or ETFs generates more non-qualifying income for purposes of the Qualifying Income Test than the Series’ portfolio management expects, it could cause the Series to inadvertently fail the Qualifying Income Test, thereby causing the Series to inadvertently fail to qualify as a RIC under the Code.

To the extent the Series writes options that are not Section 1256 Contracts, the amount of the premium received by the Series for writing such options will be entirely short-term capital gain to the Series. In addition, if such an option is closed by the Series, any gain or loss realized by the Series as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Series upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Series depending on the Series’ holding period for the underlying security.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Series. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in section 7704(d) of the Code, and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Series may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test (as described above), but the Series’ investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test (as described above) to no more than 25% of the value of the Series’ assets. The Series will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not the same as a “qualified publicly traded partnership” as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Series, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Series to pass through the special character of “qualified publicly traded partnership income” to shareholders.

The Series may invest in REITs. Investments in REIT equity securities may require the Series to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Series may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Series’ investments in REIT equity securities may at other times result in the Series’ receipt of cash in excess of the REIT’s earnings; if the Series distributes these amounts, these distributions could constitute a return of capital to the Series’ shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Series will be treated as long-term capital gains by the Series and, in turn, may be distributed by the Series to its shareholders as a capital gain distribution. Dividends received by the Series from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If the Series invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Series. To the extent the Series invests in such investments directly, the Series will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).

If the Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Series to qualify as a RIC.

Foreign Investments. Transactions by the Series in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Series to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Series intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Series as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Series’ business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Series’ non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Series’ status as a RIC for all years to which the regulations are applicable.

If the Series owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Series will be subject to one of the following special tax regimes: (i) the Series is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Series as a dividend to its shareholders; (ii) if the Series were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Series’ pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Series; or (iii) the Series may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Series may have to distribute to its shareholders certain “phantom” income and gain the Series accrues with respect to its investment in a PFIC in order to satisfy its distribution requirement and to avoid imposition of the 4% excise tax described above. The Series will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Series arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Series, if the Series derives such income from its business of investing in stock, securities or currencies.

Foreign Taxes. Dividends and interest received by the Series may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions’ income taxes paid by the Series. If the Series were to make such an election, the Series would treat those taxes as dividends paid to its shareholders. Each shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and to treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If the Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by the Series as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Series qualifies as a “qualified fund-of-funds” under the Code. If the Series is a “qualified-fund-of-funds” it will be eligible to file an election with the IRS that will enable it to pass along these foreign tax credits to its shareholders. The Series will be treated as a “qualified fund-of-funds” if at least 50% of the value of the Series’ total assets (at the close of each quarter of the Series’ taxable year) is represented by interests in other RICs.

To the extent the Series invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Series may be able to receive the benefits of a “qualified fund-of-funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, the Series would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund-of-funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to the Series which would affect the amount, timing and character of such income distributed by an underlying fund to the Series.

Backup Withholding. In certain cases, the Series will be required to withhold and remit to the U.S. Treasury 24% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the IRS, (3) who has not certified to the Series that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability (provided the appropriate information is furnished to the IRS).

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. The Series may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the Series generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Series. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Series is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Series or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Series or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Series will need to provide the Series with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and the proper withholding form(s) to be submitted to the Series.

Potential Reporting Requirements. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Series are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes. Distributions by the Series to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult their tax advisors concerning the application of state and local taxes to investments in the Series, which may differ from the federal income tax consequences.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Series. Investments in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding whether, and under what conditions, such exemption is available.

Shareholders should consult their own tax advisors regarding the effect of federal, state, local, and foreign taxes affecting an investment in shares of the Series.

Performance Reporting

The performance of the Series may be compared in publications to the performance of various indices and investments for which reliable performance data is available. It may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Series’ annual reports contain additional performance information. These reports will be available without charge at the Fund’s website, www.manning-napier.com, or by calling 1-800-466-3863.

Financial Statements

The Series has not yet commenced operations and, therefore, no financial information is available. Once produced, you can find a copy of the financial statements contained in the Series’ semi-annual or annual reports without charge by calling the Fund at 1-800-466-3863 or visiting www.manning-napier.com.

The Predecessor Fund’s audited financial statements for the fiscal year ended December 31, 2022 are attached as Appendix D, and the Predecessor Fund’s unaudited financial statements for the period January 1, 2023 through June 30, 2023 are attached as Appendix E. The attached audited financial statements of the Predecessor Fund have been audited by PwC, the independent registered public accounting firm for the Predecessor Fund for the period presented. There are no material differences in accounting policies of the Series as compared to those of the Predecessor Fund.

Appendix A — Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System — Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

1   The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Moody’s Municipal and Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under constructions, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Standard & Poor’s Municipal and Corporate Bond Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Appendix B — Procedures for the Nominating Committee’s Consideration of Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or Series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

Appendix C – Callodine Capital Management, LP’s Proxy Voting Policy and Procedures

An investment adviser that exercises voting authority over client proxies is required to:

●	Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

●	Disclose to clients’ information about those policies and procedures and, upon request, furnish a copy to clients;

●	Disclose to clients how they may obtain information on how the adviser has voted their proxies;

●	Maintain certain records related to proxy voting.

The Advisers Act lacks specific guidance regarding an investment adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

This Policy has been adopted by Callodine to facilitate the voting of proxies in what we perceive to be the best interests of our clients. We recognize our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This Policy defines procedures for voting securities in the portfolios managed by Callodine, for the benefit of and in the best interest of the clients. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

Callodine is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor. In addition, should Callodine feel that the costs of voting a particular proxy exceed the expected benefits to clients or where the clients no longer hold investments in the relevant issuer, Callodine may choose not to vote in that particular circumstance. However, it is generally Callodine’s intent to vote all proxies.

Callodine does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints. Callodine may consider a number of factors when evaluating proxy proposals, including but not limited to: board governance profile, director independence, experience and tenure; receptivity to shareholder concerns, shareholder rights and anti-takeover measures; relative and absolute financial performance of the company; changes in the capital structure; employee compensation and benefits including golden parachutes, say on pay proposals and claw back provisions.

Responsibility

Callodine’s Controller, in consultation with the Series’ Portfolio Manager and the Investment Analysts, is responsible for making decisions with respect to voting proxies and is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes, and for working with Callodine’s Chief Compliance Officer to ensure accurate and adequate disclosure.

Procedures

Callodine uses both an electronic proxy management system and a manual tracking system to assist in the receipt, tracking, voting and recording of proxies. Given the holding periods of securities, the Series may not be in a position to vote proxies. However, proxies received will be reviewed by the Controller to determine if it is prudent to exercise our voting authority, all decisions will be made in the best interest of the Series.

Email alerts are sent to the Controller when proxy materials become available. The Controller uses the ProxyEdge or Proxy Vote online platform to retrieve any relevant proxy materials and saves them to the Callodine network. The Controller then coordinates with the Investment Analysts to provide recommendations to the Portfolio Manager regarding how to vote the proxy. After coordination with the Portfolio Manager regarding how to vote the proxy, votes are entered electronically online and a record of the vote is saved to the network. The ProxyEdge and Proxy Vote online platforms contains all current and upcoming proxy votes which the Controller reviews.

Callodine will vote the majority of proxies electronically. Proxies which are not voted through the electronic proxy management system will be voted in accordance with instructions provided in the proxy materials. Once the vote is cast, documentation is maintained in a file in accordance with regulatory requirements.

A proxy voting log is maintained by the Controller.

Conflicts of Interest

Callodine will use reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

●	A principal of Callodine or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

●	An immediate family member of a principal of Callodine or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

●	Callodine, any Fund managed by Callodine, or any affiliate holds a significant ownership interest in the portfolio company.

●	Any matter involving an investor that generates substantial revenue for Callodine.

●	Any other issue that the CCO determines is an actual or potential conflict.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO. Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with outside counsel, as necessary. One or more of the following methods may be used to resolve the conflict:

●	Voting in accordance with the recommendation of another independent third party/fiduciary;

●	Disclosing the conflict to the investor and obtaining consent before voting;

●	Suggesting to the investor that it engage another party to vote the proxy on its behalf;

●	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The CCO shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Securities Litigation

From time to time, Callodine may receive notification of securities held in a fund that are subject to litigation/class action lawsuits. The Firm utilizes Financial Recovery Technologies, LLC (“FRT”) to identify potential claims and assist with participation. FRT will review the details of the lawsuit and will consult with Callodine to determine if and how to file any claims. FRT will then assist in asserting, filing, submitting claims and facilitating participation on behalf of Callodine. Callodine will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our employees or our affiliates.

Recordkeeping

The Firm shall maintain the following records in accordance with regulatory requirements:

●	Copies of this Policy as from time to time revised or supplemented;

●	A copy of each proxy statement received;

●	Voting results;

●	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;

●	A copy of each written request for information on how Callodine voted proxies on behalf of the investor and a copy of any written response by Callodine to any investor request for information on how proxies were voted;

●	Communications/documentation surrounding conflicts of interest; and

●	Written reports arising from review of the proxy function.

Disclosures to Clients and Investors

Callodine will include a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how Callodine voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO who will respond to any such requests.

As a matter of policy, Callodine does not disclose how it expects to vote on upcoming proxies.

Annual and Ongoing Reviews

The CCO will periodically review the adequacy of the firm’s proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

Appendix D – Predecessor Fund’s Audited Financial Statements For the Fiscal Year Ended December 31, 2022

55

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Financial Statements

For the year January 01, 2022 (commencement of operations) through December 31, 2022

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

December 31, 2022

Page(s)
Report of Independent Auditors	F-1 - F-2

Financial Statements

Statement of Assets, Liabilities and Partners’ Capital	F-3

Schedule of Investments	F-4 - F-6

Statement of Operations	F-7

Statement of Changes in Partners’ Capital	F-8

Notes to Financial Statements	F-9 - F-24

Report of Independent Auditors

To the General Partner of Callodine Equity Income Fund, LP

Opinion

We have audited the accompanying financial statements of Callodine Equity Income Fund, LP (the “Partnership”), which comprise the statement of assets, liabilities, and partners’ capital, including the schedule of investments, as of December 31, 2022, and the related statements of operations, of changes in partners’ capital, including the related notes for the year then ended.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2022, and the results of its operations and changes in its partners’ capital for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Boston, MA

April 5, 2023

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA

02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2022

(expressed in U.S. dollars)

Assets
Investments in securities, at fair value (cost $68,004,766)	$61,959,705
Receivable for securities sold	1,483,441
Unrealized gain on derivative contracts (premium paid $0)	1,329,724
Deposit at brokers	1,251,057
Interest and dividends receivable	247,333
Other assets	773
Total assets	66,272,033

Liabilities and partners’ capital
Withdrawals payable	7,701,783
Contributions received in advance	1,350,000
Interest and dividends payable	4,700
Accrued expenses and other liabilities	90,641
Total liabilities	9,147,124

Partners’ capital	57,124,909
Total liabilities and partners’ capital	$66,272,033

The accompanying notes are an integral part of these financial statements.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Schedule of Investments

December 31, 2022

(expressed in U.S. dollars)

Description	Shares	Fair Value	Percentage of Partners’ Capital

Investments in securities, at fair value
Common stock
France
Health Care
Sanofi	85,000	$4,116,550	7.2%
Total Health Care (cost $4,360,132)		4,116,550	7.2
Total France (cost $4,360,132)		4,116,550	7.2

Great Britain
Health Care
GSK plc	75,000	2,635,500	4.6
Total Health Care (cost $2,620,808)		2,635,500	4.6
Total Great Britain (cost $2,620,808)		2,635,500	4.6

United States of America
Communication Services
Comcast Corporation	50,000	1,748,500	3.1
Verizon Communications Inc.	60,000	2,364,000	4.1
Total Communication Services		4,112,500	7.2
(cost $4,354,170)

Consumer Staples
Altria Group, Inc.	60,000	2,742,600	4.8
Total Consumer Staples (cost $2,777,442)		2,742,600	4.8

Energy
Ovintiv Inc.	15,000	760,650	1.3
Total Energy (cost $609,479)		$760,650	1.3%

The accompanying notes are an integral part of these financial statements.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Schedule of Investments (continued)

December 31, 2022

(expressed in U.S. dollars)

Description	Shares	Fair Value	Percentage of Partners’ Capital

Investments in securities, at fair value
(continued)
Common stock (continued)
United States of America (continued)
Financials
Ares Management Corporation	40,000	$2,737,600	4.8%
Barings BDC, Inc.	484,843	3,951,470	6.9
Blackstone Secured Lending Fund	120,000	2,682,000	4.7
Blue Owl Capital, Inc.	300,000	3,180,000	5.6
Equitable Holdings, Inc.	105,000	3,013,500	5.3
KKR & Co. Inc.	60,000	2,785,200	4.9
Radian Group, Inc.	220,000	4,195,400	7.3
Sixth Street Specialty Lending, Inc.	185,030	3,293,534	5.8
Trinity Capital Inc.	69,527	759,930	1.2
Total Financials (cost $30,212,941)		26,598,634	46.5

Health Care
Bristol-Myers Squibb Company	10,000	719,500	1.3
Viatris, Inc.	475,000	5,286,750	9.3
Total Health Care (cost $6,040,693)		6,006,250	10.6

Utilities
Vistra Corp.	70,735	1,641,053	2.9
Total Utilities (cost $1,591,763)		1,641,053	2.9

Real Estate Investment Trusts
Crown Castle Inc.	30,000	4,069,200	7.1
Medical Properties Trust, Inc.	260,000	2,896,400	5.1
Total Real Estate Investment Trusts (cost $9,056,970)		6,965,600	12.2
Total United States of America
(cost $54,643,458)		48,827,287	85.5
Total Common stock
(cost $61,624,398)		$55,579,337	97.3%

The accompanying notes are an integral part of these financial statements.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Schedule of Investments (continued)

December 31, 2022

(expressed in U.S. dollars)

Description	Shares	Fair Value	Percentage of Partners’ Capital

Short-term investment
United States of America
Investment Companies
Morgan Stanley Institutional Liquidity Treasury
Portfolio Institutional Class	6,380,368	$6,380,368	11.2%
Total Investment Companies (cost $6,380,368)		6,380,368	11.2
Total United States of America
(cost $6,380,368)		6,380,368	11.2
Total Short-term investment
(cost $6,380,368)		6,380,368	11.2

Total Investment in securities, at fair value
(cost $68,004,766)		61,959,705	108.5

Total Investments (cost $68,004,766)		61,959,705	108.5
Other Assets, Less Liabilities(a)		(4,834,796)	(8.5)

Partner’s Capital		$57,124,909	100.0%

(a)	Includes unrealized apprecialtion on swap contracts

Total equity swap contracts outstanding as of December 31, 2022

Reference Entity	Payment Made by Portfolio	Payment Received by Portfolio	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)($)
Energy Transfer LP	0.95% and decrease in total return of underlying equity	Increase in total return of underlying equity	At termination	Morgan Stanley	1/5/2026	USD 4,560,308	1,329,724

The accompanying notes are an integral part of these financial statements.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Statement of Operations

For the year January 01, 2022 (commencement of operations) through December 31, 2022

(expressed in U.S. dollars)

Investment income
Dividends (net of withholding taxes $21,272)	$2,584,599
Interest	22,305
Total investment income	2,606,904

Expenses
Management fee	363,682
Administrative fees	87,328
Professional fees	59,282
Organizational expense	46,643
Interest	20,369
Other	6,012
Total expenses	583,316

Net investment income (loss)	2,023,588

Net realized gain (loss) and net unrealized appreciation
(depreciation) on securities and derivative contracts
Net realized gain (loss) on securities	2,071,923
Net realized gain (loss) on derivative contracts	416,649
Net unrealized appreciation (depreciation) on securities	(6,045,061)
Net unrealized appreciation (depreciation) on derivative contracts	1,329,724
Net realized gain (loss) and net unrealized appreciation (depreciation) on securities and derivative contracts	(2,226,765)
Net increase (decrease) in partners’ capital resulting from operations	$(203,177)

The accompanying notes are an integral part of these financial statements.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Statement of Changes in Partners’ Capital

For the year January 01, 2022 (commencement of operations) through December 31, 2022

(expressed in U.S. dollars)

	General Partner	Limited Partners	Total

Partners’ capital at beginning of the year	$-	$-	$-
Contributions	10,000	78,215,000	78,225,000
Withdrawals		(20,896,914)	(20,896,914)
Net increase (decrease) in partners’ capital resulting from operations
Net investment income (loss)	405	2,023,183	2,023,588
Net realized gain (loss) on securities	381	2,071,542	2,071,923
Net realized gain (loss) on derivative contracts	97	416,552	416,649
Net unrealized appreciation (depreciation) on securities	(912)	(6,044,149)	(6,045,061)
Net unrealized appreciation (depreciation) on derivative contracts	243	1,329,481	1,329,724

Partners’ capital at end of the year	$10,214	$57,114,695	$57,124,909

The accompanying notes are an integral part of these financial statements.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements

December 31, 2022

1.	Organization and Business

Callodine Equity Income Fund, LP (the “Partnership”), a Delaware limited partnership was formed pursuant to a limited partnership agreement dated November 03, 2021 and commenced operations on January 01, 2022.

The investment objective of the Partnership is to provide strong risk-adjusted total returns with low market correlation. The Partnership intends to achieve this objective by focusing its investments on the equity securities and other financial instruments of master limited partnerships (“MLPs”), business development companies (“BDCs”), entities treated as real estate investment trusts for U.S. federal income tax purposes (“REITs”) and special situations including distressed debt, preferred securities and convertible securities.

Callodine Capital Partners, LLC, a Delaware limited partnership, is the Managing General Partner (the “General Partner”) of the Partnership.

Callodine Capital Management, LP, a Delaware limited partnership, is the investment manager (the “Investment Manager”) to the Partnership. The Investment Manager is registered as an investment adviser with the U.S. Securities and Exchange Commission under the U.S. Investment Advisers Act of 1940, as amended.

Administrator

The Partnership has engaged the services of Morgan Stanley Fund Services USA LLC. (the “Administrator”) to provide certain administrative and accounting services. In accordance with an agreement between the Partnership and the Administrator, the Administrator receives a fee for its services to the Partnership. The fee is primarily based on the assets under management of the Partnership. They are included as administration fees in the Statement of Operations. For the year ended December 31, 2022 the administration fee paid by the Partnership totaled $87,328.

2.	Summary of Significant Accounting Policies

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States dollars. The Partnership is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standard Codification (ASC) Topic 946, Financial Services – Investment Companies.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2022

2.	Summary of Significant Accounting Policies (continued)

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts disclosed in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent; however actual results could differ from those estimates and such differences could be material to the financial statements.

Investment Transactions and Related Income and Expenses

Security transactions, including related income and expenses, are recorded on a trade date basis. Dividend income and expense are recorded on the ex-dividend date and interest income and expense are recorded on the accrual basis. Dividend and interest income are recorded net of foreign withholding taxes. These are included in the Statement of Operations. Realized gains and losses from security transactions are computed on the basis of the identified cost and are recognized in the Statement of Operations. Unrealized gains and losses are recognized currently in the Statement of Operations.

Investment Valuation

The fair value of common stock including securities that are listed on a national securities exchange or reported on the NASDAQ national market is their last sales price or official closing price on the primary exchange on which the security trades or, in the absence of such a price, on the basis of bid/ask prices on such exchange on the valuation date.

Exchange Traded Funds

The Partnership may invest in exchange traded funds. An exchange traded fund (“ETF”) is a type of index bought and sold on a securities exchange. The value of an ETF fluctuates in relation to changes in the value of the underlying portfolio of securities. The Partnership would bear its pro rata portion on the ETF’s expense, including advisory fees, in addition to the expenses the Partnership bears directly in connection with its own operations. An ETF is recorded at fair value on the Statement of Assets, Liabilities and Partners’ Capital using its last sales price or official closing price.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2022

2.	Summary of Significant Accounting Policies (continued)

Real Estate Investment Trusts

The Partnership may invest in exchange traded Real Estate Investment Trusts (“REITs”). The Partnership records its investment in the REITs at fair value on the Statement of Assets, Liabilities and Partners’ Capital at their last sales price or official closing price. Distributions received from the Partnership’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income or net capital gain on the Statement of Operations, or as a return of capital. The Partnership will record a return of capital as a reduction to the cost basis of the REIT on the Statement of Assets, Liabilities and Partners’ Capital.

Derivative Agreements

The Partnership may enter into various over-the-counter derivative agreements as part of its investment strategies, including equity, credit default swap derivative agreements, over-the-counter currency, interest rate commodity and/or other option, swap, and derivatives.

Equity derivative agreements are contractual agreements whereby one counterparty receives the appreciation (or pays the depreciation) on an equity notional amount. Typically, these financial instruments serve as components of the Partnership’s investment strategies and are utilized primarily to structure investments to economically match the objectives of the Partnership. Because there is no organized market for these derivative agreements, the value of open derivatives reported in the Statement of Assets, Liabilities and Partners’ Capital may differ from that which would be realized in the event the Partnership terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2022

2.	Summary of Significant Accounting Policies (continued)

Equity Swaps

An equity swap and a swap on a stock index are contracts under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or “notional” amount. Such swaps are customized derivative contracts that entitle the counterparty to certain payments on the gain (loss) on the value of an underlying equity security or stock index. The two parties may agree to make a single payment to each other when a swap contract is terminated rather than on a periodic basis.

During the term of a swap contract, changes in value are recognized as unrealized appreciation (depreciation) by marking the contracts to fair value. Additionally, the Partnership records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made. Realized gains (losses), unrealized appreciation (depreciation), and related payments are reflected in realized gain (loss) and net unrealized appreciation (depreciation) on derivative contracts in the Statement of Operations.

Income Taxes

The Partnership is not subject to federal, state or local income taxes; such taxes are the responsibility of individual Partners. Accordingly, no provision has been made in the accompanying financial statements for any federal, state, or local income taxes.

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires the General Partner to determine whether a tax position of the Partnership is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2022, the tax period that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the Partnerships’ inception forward.

As of and for the year ended December 31, 2022, the General Partner has concluded that the Partnership was not required to establish a liability for uncertain tax positions under the accounting for and disclosure of uncertainty in tax positions.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2022

2.	Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

The Partnership may take positions with respect to certain tax issues which depend on legal interpretation of facts or applicable tax regulations. Should the relevant tax regulators successfully challenge any such positions, the Partnership might be found to have a tax liability that has not been recorded in the financial statements. Also, the General Partner’s conclusions may be subject to review and adjustment at a later date based on changing tax laws, regulations, and interpretations thereof.

Withdrawals Payable

In accordance with the authoritative guidance on distinguishing liabilities from equity, withdrawals are recognized as liabilities, when the dollar amount requested in the withdrawal notice becomes fixed and determinable, which generally occurs on the last day of a fiscal year. As a result, withdrawals paid after the end of the year, but based upon year-end capital values, are reflected as withdrawals payable at December 31, 2022. Withdrawal notices received for which the dollar amount is not fixed remain in capital until the withdrawal amount is determined. At December 31, 2022, the Partnership had withdrawals payable of $7,701,783.

3.	Deposit at Brokers

Deposit at brokers includes cash balances held at the Partnership’s clearing brokers at December 31, 2022. Deposit at brokers are held at major financial institutions. At December 31, 2022, deposit at brokers includes $1,251,057 of cash held at brokers.

4.	Fair Value Measurements

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Partnership discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access at the measurement date;

Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 — Inputs that are unobservable. Inputs reflect management’s best estimate of what market participants would use in pricing assets and liabilities at measurement date.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2022

4.	Fair Value Measurements (continued)

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner’s perceived risk of that instrument.

Investments in securities

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and certain money market securities. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. When observable prices are not available for these securities, the General Partner uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The Partnership does not hold any Level 3 investments.

The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of the inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)

December 31, 2022

4.	Fair Value Measurements (continued)

Investments in securities (continued)

In some situations, the General Partner may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the value based on the General Partner’s assessment of the most representative point within the range.

Derivative Instruments

Derivative instruments can be exchange-traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded.

OTC derivatives, including forwards, equity swap derivative agreements, and foreign exchange options, are valued by the General Partner using observable inputs, such as quotations received from the counterparty, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, derivatives and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the General Partner updates the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

4.	Fair Value Measurements (continued)

The following table presents information about the Partnership’s assets and liabilities measured at fair value on a recurring basis, as of December 31, 2022:

	Assets at Fair Value as of December 31, 2022
	Level 1	Level 2	Level 3	Total
Investments in securities
Common Stock	$55,579,337	$—	$—	$55,579,337
Short-term Investments	6,380,368	—	—	6,380,368
Total investments in securities	$61,959,705	$—	$—	$61,959,705
Unrealized gain on derivative contracts
Equity Swaps	$—	$1,329,724	$—	$1,329,724
Total unrealized gain on Derivative contracts	—	1,329,274	—	1,329,274
	$61,959,705	$1,329,724	$—	$63,289,429

Refer to the Schedule of Investments for a breakdown by geographical location and industry for all security types.

Transfers between Levels 1 and 2 generally relate to whether a market becomes active or inactive. Transfers between Levels 2 and 3 generally relate to whether significant relevant observable inputs are available for the fair value measurements in their entirety. There were no transfers between levels for the year ended December 31, 2022.

The Partnership establishes valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Partnership designates a Valuation Committee (the Committee) to oversee the entire valuation process of the Partnership’s investments. The Committee comprises various members of the Investment Manager, including those separate from the Partnership’s portfolio management and trading functions. The Committee is responsible for developing the Partnership’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

5.	Derivative Instruments

In accordance with the authoritative guidance on disclosures about derivative instruments and hedging activities, the Partnership discloses information related to derivative instruments, which provides users of financial statements with an enhanced understanding of the use of derivative instruments by the Partnership and how these derivatives affect the financial position, financial performance and cash flows of the Partnership. This statement requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

The Partnership may transact in a variety of derivative instruments including forwards, swaps and options primarily for trading purposes with each instrument’s primary risk exposure being interest rate, credit, foreign exchange, equity or commodity risk. The fair value of these derivative instruments is included in unrealized gain (loss) on derivative contracts in the Statement of Assets, Liabilities and Partners’ Capital with changes in fair value reflected as realized gain (loss) or net unrealized appreciation (depreciation) on other derivatives within the Statement of Operations. The significant accounting policies relating to recording of derivatives and related gain (loss) have been summarized in Note 2. The Partnership does not designate any derivative instruments as hedging instruments under the authoritative guidance on accounting for derivative instruments and hedging activities.

The following table lists fair value of derivatives by contract type as included in the Statement of Assets, Liabilities and Partners’ Capital and summarizes the realized and unrealized gains and loss amounts of the Partnership’s derivatives included in the Statement of Operations for the year ended December 31, 2022.

		Fair Value at December 31, 2022		Realized and Unrealized Gains and Losses for the year ended December 31, 2022
	Average Notional Amounts for the Year	Derivative Assets	Derivative Liabilities	Net Unrealized Gains and Losses	Net Realized Gains and Losses

Equity risk:
Equity Swaps	$4,750,977	$1,329,724	$—	$1,329,724	$416,649
Total	$4,750,977	$1,329,724	$—	$1,329,724	$416,649

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

5.	Derivative Instruments (continued)

The fair values of derivative instruments by contract type have been appropriately disclosed on the Schedule of Investments. The Partnership considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the year ended December 31, 2022. Derivative instruments disclosed on the Schedule of Investments includes: equity derivative agreements and other over-the-counter derivative agreements.

6.	Offsetting of Assets and Liabilities

ISDA Features

Certain of the Partnership’s derivative contracts are subject to International Swaps and Derivatives Association (“ISDA”) Master Agreements which contain certain covenants and other provisions that may require the Partnership to post initial margin as well as additional collateral on derivatives if the Partnership is in a net liability position with its counterparties exceeding certain amounts. Additionally, counterparties may immediately terminate these agreements and the related derivative contracts if the Partnership fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. There are no derivative instruments with such covenants and provisions that are in a net liability position on December 31, 2022.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

The following table presents information about certain assets and liabilities that are subject to “master netting arrangements” (or similar agreements) and can potentially be offset on the Partnership’s Statements of Assets, Liabilities and Partners’ Capital at December 31, 2022. For these purposes, “master netting arrangements” (or similar agreements) refer to those agreements that generally provide for the netting of payments and/or a right of setoff in an event of default, which may include the bankruptcy of either party to the transactions. For financial reporting purposes, the Partnership does not offset derivative assets and liabilities, and any related collateral pledged, on the Statements of Assets, Liabilities and Partners’ Capital. As of December 31, 2022, gross amounts of over-the-counter derivative assets and liabilities, not offset in the Statements of Assets, Liabilities and Partners’ Capital, and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

	Gross Amounts of Assets presented in	Gross Amounts not offset in the Statement of Assets, Liabilities and Partners’ Capital
Description	the Statement of Assets, Liabilities and Partners’ Capital	Financial Instruments	Cash Collateral Received	Net Amount

Counterparty B	$1,329,724	$—	$(198,943)	$1,130,781
Total	$1,329,724	$—	$(198,943)	$1,130,781

7.	Financial Instruments with Off-Balance Sheet Risk and Certain Other Concentration Risks

The Partnership’s investment activities expose it to various types of risk both on and off-balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Partnership in varying degrees to elements of credit, market, interest rate and currency risk.

The Partnership’s principal trading activities are primarily with prime brokers and other financial institutions with a concentration in the global securities market.

There are risks involved in dealing with the custodians or prime brokers who settle trades. Under certain circumstances, including certain transactions where the Partnership’s assets are pledged as collateral for leverage from a non-broker-dealer custodian or a non-broker-dealer affiliate of the prime broker, the securities and other assets deposited with the custodian or broker may be exposed to a credit risk with regard to such parties. In addition, there may be practical or time problems associated with enforcing the Partnership’s rights to its assets in the case of an insolvency of any such party.

The Partnership maintains accounts with a prime broker and custodian in the global securities market. Although the General Partner monitors each of these counterparties and believes that it is an appropriate custodian, there is no guarantee that any of the counterparties, or any other custodian that the Partnership may use from time to time, will not become insolvent. While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of Partnership assets, the Partnership would not incur losses due to its assets being unavailable for a year of time, ultimately less than full recovery of its assets, or both. Such losses could be significant and could materially impair the ability of the Partnership to achieve its investment objective.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

7.	Financial Instruments with Off-Balance Sheet Risk and Certain Other Concentration Risks (continued)

Although the majority of the Partnership’s investments are denominated in U.S. dollars, the Partnership may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency, the U.S. dollar. Consequently, the Partnership is exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Partnership’s assets which are denominated in currencies other than the U.S. dollar.

In the normal course of business, the Partnership maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Partnership is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The Investment Manager monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Business and Regulatory Risks

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the Partnership. The regulatory environment for hedge funds is evolving, and changes in the regulation of hedge funds may adversely affect the value of investments held by the Partnership and the ability of the Partnership to obtain the leverage it might otherwise obtain or to pursue its trading strategies. In addition, securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Partnership could be substantial and adverse.

Concentration of Credit Risk

From time to time the Partnership may hold few, relatively large securities positions in relation to the Partnership’s capital. In addition, the Partnership is not subject to any restriction requiring diversification by industry or region. The result of any such concentration of investments would be that a loss in any such position, industry or region could materially reduce the Partnership’s capital.

COVID-19

An outbreak of COVID-19, first detected in China during December 2019, has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Partnership’s performance.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

8.	Partners’ Capital

The Partnership is currently offering series A limited partnership interests (the “Series A Interests”) and series SI Interests (the “Series SI Interests” and together with the Series A Interests, the “Interests”). The Series A Interests may be offered for a limited period of time, as determined by the General Partner. Each Limited Partner that is issued Series A Interests shall be a “Series A Limited Partner”.

Each series of Interests will be subdivided into two tranches (each, a “Tranche”): Tranche D Interests and Tranche ND Interests. The only difference between Tranche D Interests and Tranche ND Interests is that each Limited Partner holding (i) Tranche D Interests will receive quarterly withdrawal payments in an amount equal to 1.25% (5.0% on annualized basis) of its capital account balance with respect to the Tranche D Interests as of the end of each calendar quarter (as pro-rated for periods of less than a full calendar quarter), and (ii) holding Tranche ND Interests will not receive such withdrawal payments, and such amounts will remain invested in the Partnership.

Contributions

The minimum initial investment for an investor subscribing for Series A Interests is $500,000. The minimum investment for any investor may be modified by the General Partner in its sole discretion. With the consent of the General Partner, limited partners are generally admitted to the Partnership on the first day of each calendar month and at such other times as the General Partner shall permit. With the consent of the General Partner, a Limited Partner may make additional capital contributions to the Partnership in amounts of at least $250,000, subject to the discretion of the General Partner to accept lesser amounts.

Withdrawals

Each Limited Partners holding Tranche D Interests will receive quarterly withdrawal payments in an amount equal to 1.25% (5.0% on annualized basis) of its capital account balance with respect to the Tranche D Interests as of the end of each calendar quarter. Such quarterly withdrawal payments will be paid in cash within thirty (30) days after the end of each calendar quarter.

Each Series A Limited Partner holding either Tranche D Interests or Tranche ND Interests may withdraw all or any portion of the balance in its capital account as of the last day of each calendar month (each, a “Withdrawal Date”).

Series SI Interests attributable to the Strategic Investor’s Strategic Investment, will be subject to such withdrawal terms and conditions as are set forth in the Strategic Investor Agreement, which are different in certain respects than the withdrawal terms applicable to the Series A Interests.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

8.	Partners’ Capital (continued)

Withdrawals (continued)

Requests for withdrawals must be provided to the Administrator in writing (a “Withdrawal Request”) at least twenty-five (25) days prior to the requested Withdrawal Date, stating the Limited Partner’s intention to withdraw and the amount of such withdrawal. Withdrawal Requests shall be irrevocable unless otherwise determined by the General Partner, in its sole discretion.

The General Partner, in its sole discretion, may permit withdrawals at other times or otherwise modify or waive such withdrawal conditions and requirements, including any notice period for any or all of the Limited Partners at any time without notice to or the consent of the other Limited Partners.

9.	Allocation of Net Profits and Losses

The gains and losses of the Partnership are allocated monthly to each partner in proportion to their respective capital account balances at the beginning of each month. Certain items are subject to special allocation. These items may include, but are not limited to, withholding tax expense on U.S. source income and the gains and losses from “new issues”.

The General Partner currently allocates appreciation and depreciation from “new issues”, as defined by the Financial Industry Regulatory Authority (“FINRA”), only to the capital accounts of eligible partners, or otherwise to the extent permitted under the FINRA rules. There was no new issue income reported during the year ended December 31, 2022.

10.	Commitments and Contingencies

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this could involve future claims that may be made against the Partnership that have not yet occurred. However, based on the Partnership’s operations to date, the General Partner expects the risk of loss to be remote.

11.	Related Party Transactions

The Investment Manager is an affiliate of the General Partner. In consideration for the investment management services provided by the Investment Manager, the Partnership will pay the Investment Manager a quarterly management fee (the “Management Fee”).

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

12.	Management Fees

The Management Fee for Series A Interests will be payable quarterly in advance and will be an amount equal to the Applicable Percentage (as defined below) multiplied by the balance in each Series A Limited Partner’s capital account at the beginning of each calendar quarter. The Applicable Percentage for each Series A Limited Partner will be based on such Limited Partner’s capital that is then invested in the Partnership (increased or decreased for additional subscriptions and withdrawals, but without adjustment for any performance of the Partnership) (“Invested Capital”).

Invested Capital	Applicable Percentage

Less than $10 million	0.25% (1.00% annualized)
Less than $25 million	0.2125% (0.85% annualized)
(but $10 million or more)
$25 million or more	0.175% (0.70% annualized)

The Investment Manager will also receive a Management Fee with respect to the Series SI Interests, which will be determined pursuant to the agreed terms.

For the year ended December 31, 2022 the Master Fund paid $363,682 in Management Fees as reflected in the Statement of Operations.

The General Partner will not be entitled to performance allocation.

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (continued)
December 31, 2022

13.	Financial Highlights

Financial highlights for the year ended December 31, 2022 are as follows:

Limited Partners
Total Return: (a)
Total return	1.49%

Ratio to average partners’ capital: (b)
Ratio of total expenses to average partners’ capital	1.01%
Net investment income (loss) ratio	3.51%

(a)	The total return is calculated for the limited partner class taken as a whole. An individual partner’s return may vary from these returns based on participation in new issues, different management fee and the timing of capital transactions.

(b)	The net investment income and expense ratios are calculated for the limited partner class taken as a whole. The computation of such ratios is based on the amount of income/loss recognized and expenses assessed to the limited partner class. An individual partner’s ratios may vary from these ratios based on participation in new issues, different management fee and the timing of capital transactions

14.	Subsequent Events

From January 01, 2023 through April 05, 2023, the partnership received capital contributions of $5,100,000 and zero withdrawal requests.

The Partnership’s Investment Manager has evaluated subsequent events through April 05, 2023, the date the financial statements were available to be issued and has noted no additional events that necessitate adjustment to or disclosure in the financial statements.

Appendix E – Predecessor Fund’s Unaudited Financial Statements For the Period January 1, 2023 Through June 30, 2023

56

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Financial Statements (Unaudited)

For the six months ending June 30, 2023

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

June 30, 2023

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital (Unaudited)

June 30, 2023

(expressed in U.S. dollars)

Assets
Investments in securities, at fair value (cost $67,370,917)	$65,609,985
Receivable for securities sold	51,291
Unrealized gain on derivative contracts (premium paid $0)	1,883,589
Interest and dividends receivable	219,211
Other assets	2,567
Total assets	67,766,643

Liabilities and partners’ capital
Withdrawals payable	793,855
Due to broker	605,214
Interest and dividends payable	8,099
Accrued expenses and other liabilities	58,715
Total liabilities	1,465,883

Partners’ capital	66,300,760
Total liabilities and partners’ capital	$67,766,643

The accompanying notes are an integral part of these unaudited financial statements.

1

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited)

June 30, 2023

(expressed in U.S. dollars)
Description	Shares	Fair Value	Percentage of Partners’ Capital

Investments in securities, at fair value
Common stock
France
Health Care
Sanofi	70,000	$3,773,000	5.7%
Total Health Care (cost $3,501,862)		3,773,000	5.7
Total France (cost $3,501,862)		3,773,000	5.7
Great Britain
Health Care
GSK plc	100,000	3,564,000	5.4
Total Health Care (cost $3,523,495)		3,564,000	5.4
Total Great Britain (cost $3,523,495)		3,564,000	5.4

Ireland
Health Care
Perrigo Co.	43,401	1,473,464	2.2
Total Health Care (cost $1,573,776)		1,473,464	2.2
Total Ireland (cost $1,573,776)		1,473,464	2.2

Switzerland
Financials
Chubb Ltd	10,000	1,925,600	2.9
Total Financials (cost $1,928,909)		1,925,600	2.9
Total Switzerland (cost $1,928,909)		1,925,600	2.9

United States of America
Communication Services
Comcast Corporation	62,500	2,596,875	3.9
Verizon Communications Inc.	50,000	1,859,500	2.8
Total Communication Services		4,456,375	6.7
(cost $4,213,640)

Consumer Staples
Altria Group, Inc.	25,000	1,132,500	1.7
Spectrum Brands Holdings Inc	52,863	4,125,957	6.2
Total Consumer Staples (cost $4,629,406)		5,258,457	7.9

Energy
Ovintiv Inc.	33,333	1,268,987	1.9
Total Energy (cost $1,468,399)		$1,268,987	1.9%

The accompanying notes are an integral part of these unaudited financial statements.

2

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited) (continued)

June 30, 2023

(expressed in U.S. dollars)
Description	Shares	Fair Value	Percentage of Partners’ Capital

Investments in securities, at fair value
(continued)
Common stock (continued)
United States of America (continued)
Financials
Barings BDC, Inc.	474,570	$3,720,629	5.6%
Blackstone Secured Lending Fund (BDC)	115,408	3,157,563	4.8
Blue Owl Capital, Inc.	275,000	3,203,750	4.8
Equitable Holdings, Inc.	47,500	1,290,100	1.9
KKR & Co. Inc.	52,881	2,961,336	4.5
Radian Group, Inc.	200,000	5,056,000	7.6
Sixth Street Specialty Lending, Inc. (BDC)	185,030	3,458,211	5.3
Total Financials (cost $23,223,425)		22,847,588	34.5

Health Care
Bristol-Myers Squibb Company	10,000	639,500	1.0
Viatris, Inc.	477,733	4,767,775	7.2
Total Health Care (cost $6,072,498)		5,407,275	8.2

Real Estate Investment Trusts
Crown Castle Inc.	35,000	3,987,900	6.0
Douglas Emmett, Inc.	85,000	1,068,450	1.6
Medical Properties Trust, Inc.	7,899	73,145	0.1
National Storage Affiliates Trust	40,000	1,393,200	2.2
Total Real Estate Investment Trusts (cost $8,122,964)		6,522,695	9.9
Total United States of America
(cost $47,730,332)		45,761,378	69.1
Total Common stock
(cost $58,258,374)		$56,497,442	85.3%

The accompanying notes are an integral part of these unaudited financial statements.

3

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Schedule of Investments (Unaudited) (continued)

June 30, 2023

(expressed in U.S. dollars)
Description	Shares	Fair Value	Percentage of Partners’ Capital

Short-term investment
United States of America
Investment Companies
Morgan Stanley Institutional Liquidity Treasury
Portfolio Institutional Class	9,112,543	$9,112,543	13.7%
Total Investment Companies (cost $9,112,543)		9,112,543	13.7
Total United States of America
(cost $9,112,543)		9,112,543	13.7
Total Short-term investment
(cost $9,112,543)		9,112,543	13.7

Total Investment in securities, at fair value
(cost $67,370,917)		65,609,985	99.0

Total Investments (cost $67,370,917)		65,609,985	99.0
Other Assets, Less Liabilities(a)		690,775	1.0
Partner’s Capital		$66,300,760	100.0%

Business Development Company (“BDC”) is a type of closed-ended investment company regulated under the Investment Company Act of 1940.

(a) Includes unrealized appreciation on swap contracts

Total equity swap contracts outstanding as of June 30, 2023

Reference Entity	Payment Made by Portfolio	Payment Received by Portfolio	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Energy Transfer LP	0.95% and decrease in total retum of underlying equity	Increase in total return of underlying equity	At termination	Morgan Stanley	1/5/2026	USD 4,560,308	1,883,589

The accompanying notes are an integral part of these unaudited financial statements.

4

Callodine Equity Income Fund, LP
(A Delaware Limited Partnership)
Statement of Operations (Unaudited)
For the six months ended June 30, 2023

(expressed in U.S. dollars)

Investment income
Dividends (net of withholding taxes $36,214)	$1,698,191
Interest	30,844
Total investment income	1,729,035

Expenses
Management fee	212,123
Administrative fees	45,410
Professional fees	34,093
Interest	43,054
Other	5,000
Total expenses	339,680

Net investment income (loss)	1,389,355

Net realized gain (loss) and net unrealized appreciation (depreciation) on securities and derivative contracts
Net realized gain (loss) on securities	(1,636,369)
Net realized gain (loss) on derivative contracts	—
Net unrealized appreciation (depreciation) on securities	4,284,128
Net unrealized appreciation (depreciation) on derivative contracts	553,865
Net realized gain (loss) and net unrealized appreciation (depreciation) on securities and derivative contracts	3,201,624
Net increase (decrease) in partners’ capital resulting from operations	$4,590,979

The accompanying notes are an integral part of these unaudited financial statements.

5

Callodine Equity Income Fund, LP
(A Delaware Limited Partnership)
Statement of Changes in Partners’ Capital (Unaudited)
For the year ended December 31, 2022 and the six months ended June 30, 2023

(expressed in U.S. dollars)

	General Partner	Limited Partners	Total
Partners’ capital at January 1, 2022	$—	$—	$—
Contributions	10,000	78,215,000	78,225,000
Withdrawals		(20,896,914)	(20,896,914)
Net increase (decrease) in partners’ capital resulting from operations
Net investment income (loss)	405	2,023,183	2,023,588
Net realized gain (loss) on securities	381	2,071,542	2,071,923
Net realized gain (loss) on derivative contracts	97	416,552	416,649
Net unrealized appreciation (depreciation) on securities	(912)	(6,044,149)	(6,045,061)
Net unrealized appreciation (depreciation) on derivative contracts	243	1,329,481	1,329,724

Partners’ capital at December 31, 2022	$10,214	$57,114,695	$57,124,909
Contributions	—	6,100,000	6,100,000
Withdrawals	—	(1,515,128)	(1,515,128)
Net increase (decrease) in partners’ capital resulting from operations
Net investment income (loss)	272	1,389,083	1,389,355
Net realized gain (loss) on securities	(283)	(1,636,086)	(1,636,369)
Net realized gain (loss) on derivative contracts	—	—	—
Net unrealized appreciation (depreciation) on securities	729	4,283,399	4,284,128
Net unrealized appreciation (depreciation) on derivative contracts	95	553,770	553,865

Partners’ capital at June 30, 2023	$11,027	$66,289,733	$66,300,760

The accompanying notes are an integral part of these unaudited financial statements.

6

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

June 30, 2023

1.	Organization and Business

Callodine Equity Income Fund, LP (the “Partnership”), a Delaware limited partnership was formed pursuant to a limited partnership agreement dated November 03, 2021 and commenced operations on January 01, 2022.

The investment objective of the Partnership is to provide strong risk-adjusted total returns with low market correlation. The Partnership intends to achieve this objective by focusing its investments on the equity securities and other financial instruments of master limited partnerships (“MLPs”), business development companies (“BDCs”), entities treated as real estate investment trusts for U.S. federal income tax purposes (“REITs”) and special situations including distressed debt, preferred securities, and convertible securities.

Callodine Capital Partners, LLC, a Delaware limited partnership, is the Managing General Partner (the “General Partner”) of the Partnership.

Callodine Capital Management, LP, a Delaware limited partnership, is the investment manager (the “Investment Manager”) to the Partnership. The Investment Manager is registered as an investment adviser with the U.S. Securities and Exchange Commission under the U.S. Investment Advisers Act of 1940, as amended.

Administrator

The Partnership has engaged the services of Morgan Stanley Fund Services USA LLC. (the “Administrator”) to provide certain administrative and accounting services. In accordance with an agreement between the Partnership and the Administrator, the Administrator receives a fee for its services to the Partnership. The fee is primarily based on the assets under management of the Partnership. They are included as administration fees in the Statement of Operations. For the six months ended June 30, 2023 the administration fee totaled $45,410.

2.	Summary of Significant Accounting Policies

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States dollars. The Partnership is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standard Codification (ASC) Topic 946, Financial Services – Investment Companies.

7

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

2.	Summary of Significant Accounting Policies (continued)

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts disclosed in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent; however actual results could differ from those estimates and such differences could be material to the financial statements.

Investment Transactions and Related Income and Expenses

Security transactions, including related income and expenses, are recorded on a trade date basis. Dividend income and expense are recorded on the ex-dividend date and interest income and expense are recorded on the accrual basis. Dividend and interest income are recorded net of foreign withholding taxes. These are included in the Statement of Operations. Realized gains and losses from security transactions are computed on the basis of the identified cost and are recognized in the Statement of Operations. Unrealized gains and losses are recognized currently in the Statement of Operations.

Investment Valuation

The fair value of common stock including securities that are listed on a national securities exchange or reported on the NASDAQ national market is their last sales price or official closing price on the primary exchange on which the security trades or, in the absence of such a price, on the basis of bid/ask prices on such exchange on the valuation date.

Exchange Traded Funds

The Partnership may invest in exchange traded funds. An exchange traded fund (“ETF”) is a type of index bought and sold on a securities exchange. The value of an ETF fluctuates in relation to changes in the value of the underlying portfolio of securities. The Partnership would bear its pro rata portion on the ETF’s expense, including advisory fees, in addition to the expenses the Partnership bears directly in connection with its own operations. An ETF is recorded at fair value on the Statement of Assets, Liabilities and Partners’ Capital using its last sales price or official closing price.

8

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

2.	Summary of Significant Accounting Policies (continued)

Real Estate Investment Trusts

The Partnership may invest in exchange traded Real Estate Investment Trusts (“REITs”). The Partnership records its investment in the REITs at fair value on the Statement of Assets, Liabilities and Partners’ Capital at their last sales price or official closing price. Distributions received from the Partnership’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income or net capital gain on the Statement of Operations, or as a return of capital. The Partnership will record a return of capital as a reduction to the cost basis of the REIT on the Statement of Assets, Liabilities and Partners’ Capital.

Derivative Agreements

The Partnership may enter into various over-the-counter derivative agreements as part of its investment strategies, including equity, credit default swap derivative agreements, over-the-counter currency, interest rate commodity and/or other option, swap, and derivatives.

Equity derivative agreements are contractual agreements whereby one counterparty receives the appreciation (or pays the depreciation) on an equity notional amount. Typically, these financial instruments serve as components of the Partnership’s investment strategies and are utilized primarily to structure investments to economically match the objectives of the Partnership. Because there is no organized market for these derivative agreements, the value of open derivatives reported in the Statement of Assets, Liabilities and Partners’ Capital may differ from that which would be realized in the event the Partnership terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

9

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

2.	Summary of Significant Accounting Policies (continued)

Equity Swaps

An equity swap and a swap on a stock index are contracts under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or “notional” amount. Such swaps are customized derivative contracts that entitle the counterparty to certain payments on the gain (loss) on the value of an underlying equity security or stock index. The two parties may agree to make a single payment to each other when a swap contract is terminated rather than on a periodic basis.

During the term of a swap contract, changes in value are recognized as unrealized appreciation (depreciation) by marking the contracts to fair value. Additionally, the Partnership records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made. Realized gains (losses), unrealized appreciation (depreciation), and related payments are reflected in realized gain (loss) and net unrealized appreciation (depreciation) on derivative contracts in the Statement of Operations.

Income Taxes

The Partnership is not subject to federal, state or local income taxes; such taxes are the responsibility of individual Partners. Accordingly, no provision has been made in the accompanying financial statements for any federal, state, or local income taxes.

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires the General Partner to determine whether a tax position of the Partnership is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of June 30, 2023, the tax period that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the Partnerships’ inception forward.

As of and for the six months ended June 30, 2023, the General Partner has concluded that the Partnership was not required to establish a liability for uncertain tax positions under the accounting for and disclosure of uncertainty in tax positions.

10

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

2.	Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

The Partnership may take positions with respect to certain tax issues which depend on legal interpretation of facts or applicable tax regulations. Should the relevant tax regulators successfully challenge any such positions, the Partnership might be found to have a tax liability that has not been recorded in the financial statements. Also, the General Partner’s conclusions may be subject to review and adjustment at a later date based on changing tax laws, regulations, and interpretations thereof.

Withdrawals Payable

In accordance with the authoritative guidance on distinguishing liabilities from equity, withdrawals are recognized as liabilities, when the dollar amount requested in the withdrawal notice becomes fixed and determinable, which generally occurs on the last day of a quarter. As a result, withdrawals paid after the end of the quarter, but based upon quarter-end capital values, are reflected as withdrawals payable at June 30, 2023. Withdrawal notices received for which the dollar amount is not fixed remain in capital until the withdrawal amount is determined. At June 30, 2023, the Partnership had withdrawals payable of $793,855.

3.	Deposit at Brokers

Deposit at brokers includes cash balances held at the Partnership’s clearing brokers at June 30, 2023. Deposit at brokers are held at major financial institutions. At June 30, 2023, there were no deposits at brokers.

4.	Fair Value Measurements

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Partnership discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access at the measurement date;

Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 — Inputs that are unobservable. Inputs reflect management’s best estimate of what market participants would use in pricing assets and liabilities at measurement date.

11

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

4.	Fair Value Measurements (continued)

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner’s perceived risk of that instrument.

Investments in securities

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and certain money market securities. The General Partner does not adjust the quoted price for such instruments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. When observable prices are not available for these securities, the General Partner uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The Partnership does not hold any Level 3 investments.

The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of the inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation.

12

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

4.	Fair Value Measurements (continued)

Investments in securities (continued)

In some situations, the General Partner may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the value based on the General Partner’s assessment of the most representative point within the range.

Derivative Instruments

Derivative instruments can be exchange-traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded.

OTC derivatives, including forwards, equity swap derivative agreements, and foreign exchange options, are valued by the General Partner using observable inputs, such as quotations received from the counterparty, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, derivatives and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the General Partner updates the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

13

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

4.	Fair Value Measurements (continued)

The following table presents information about the Partnership’s assets and liabilities measured at fair value on a recurring basis, as of June 30, 2023:

	Assets at Fair Value as of June 30, 2023
	Level 1	Level 2	Level 3	Total
Investments in securities
Common Stock	$56,497,442	$—	$—	$56,497,442
Short-term Investments	9,112,543			9,112,543
Total investments in securities	$65,609,985	$—	$—	$65,609,985
Unrealized gain on derivative contracts
Equity Swaps	$—	$1,883,589	$—	$1,883,589
Total unrealized gain on Derivative contracts
	$—	$1,883,589	$—	$1,883,589

Refer to the Schedule of Investments for a breakdown by geographical location and industry for all security types.

Transfers between Levels 1 and 2 generally relate to whether a market becomes active or inactive. Transfers between Levels 2 and 3 generally relate to whether significant relevant observable inputs are available for the fair value measurements in their entirety. There were no transfers between levels for the six months ended June 30, 2023.

The Partnership establishes valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Partnership designates a Valuation Committee (the Committee) to oversee the entire valuation process of the Partnership’s investments. The Committee comprises various members of the Investment Manager, including those separate from the Partnership’s portfolio management and trading functions. The Committee is responsible for developing the Partnership’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

14

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

5.	Derivative Instruments

In accordance with the authoritative guidance on disclosures about derivative instruments and hedging activities, the Partnership discloses information related to derivative instruments, which provides users of financial statements with an enhanced understanding of the use of derivative instruments by the Partnership and how these derivatives affect the financial position, financial performance and cash flows of the Partnership. This statement requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

The Partnership may transact in a variety of derivative instruments including forwards, swaps and options primarily for trading purposes with each instrument’s primary risk exposure being interest rate, credit, foreign exchange, equity or commodity risk. The fair value of these derivative instruments is included in unrealized gain (loss) on derivative contracts in the Statement of Assets, Liabilities and Partners’ Capital with changes in fair value reflected as realized gain (loss) or net unrealized appreciation (depreciation) on other derivatives within the Statement of Operations. The significant accounting policies relating to recording of derivatives and related gain (loss) have been summarized in Note 2. The Partnership does not designate any derivative instruments as hedging instruments under the authoritative guidance on accounting for derivative instruments and hedging activities.

The following table lists fair value of derivatives by contract type as included in the Statement of Assets, Liabilities and Partners’ Capital and summarizes the realized and unrealized gains and loss amounts of the Partnership’s derivatives included in the Statement of Operations for the six months ended June 30, 2023.

		Fair Value at June 30, 2023		Realized and Unrealized Gains and Losses for the six months ended June 30, 2023
	Average Notional Amounts for the Year	Derivative Assets	Derivative Liabilities	Net Unrealized Gains and Losses	Net Realized Gains and Losses
Equity risk:
Equity Swaps	$4,560,308	$1,883,589	$—	$553,865	$—
Total	$4,560,308	$1,883,589	$—	$553,865	$—

15

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

5.	Derivative Instruments (continued)

The fair values of derivative instruments by contract type have been appropriately disclosed on the Schedule of Investments. The Partnership considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the six months ended June 30, 2023. Derivative instruments disclosed on the Schedule of Investments include equity derivative agreements and other over-the-counter derivative agreements.

6.	Offsetting of Assets and Liabilities

ISDA Features

Certain of the Partnership’s derivative contracts are subject to International Swaps and Derivatives Association (“ISDA”) Master Agreements which contain certain covenants and other provisions that may require the Partnership to post initial margin as well as additional collateral on derivatives if the Partnership is in a net liability position with its counterparties exceeding certain amounts. Additionally, counterparties may immediately terminate these agreements and the related derivative contracts if the Partnership fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. There are no derivative instruments with such covenants and provisions that are in a net liability position on June 30, 2023.

The following table presents information about certain assets and liabilities that are subject to “master netting arrangements” (or similar agreements) and can potentially be offset on the Partnership’s Statements of Assets, Liabilities and Partners’ Capital at June 30, 2023. For these purposes, “master netting arrangements” (or similar agreements) refer to those agreements that generally provide for the netting of payments and/or a right of setoff in an event of default, which may include the bankruptcy of either party to the transactions. For financial reporting purposes, the Partnership does not offset derivative assets and liabilities, and any related collateral pledged, on the Statements of Assets, Liabilities and Partners’ Capital. As of June 30, 2023, gross amounts of over-the-counter derivative assets and liabilities, not offset in the Statements of Assets, Liabilities and Partners’ Capital, and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

16

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

	Gross Amounts of Assets presented in the	Gross Amounts not offset in the Statement of Assets, Liabilities and Partners’ Capital
Description	Statement of Assets, Liabilities and Partners’ Capital	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty B	$1,883,589	$—	$(705,214)	$1,178,375
Total	$1,883,589	$—	$(705,214)	$1,178,375

7.	Financial Instruments with Off-Balance Sheet Risk and Certain Other Concentration Risks

The Partnership’s investment activities expose it to various types of risk both on and off-balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Partnership in varying degrees to elements of credit, market, interest rate and currency risk.

The Partnership’s principal trading activities are primarily with prime brokers and other financial institutions with a concentration in the global securities market.

There are risks involved in dealing with the custodians or prime brokers who settle trades. Under certain circumstances, including certain transactions where the Partnership’s assets are pledged as collateral for leverage from a non-broker-dealer custodian or a non-broker-dealer affiliate of the prime broker, the securities and other assets deposited with the custodian or broker may be exposed to a credit risk with regard to such parties. In addition, there may be practical or time problems associated with enforcing the Partnership’s rights to its assets in the case of an insolvency of any such party.

The Partnership maintains accounts with a prime broker and custodian in the global securities market. Although the General Partner monitors each of these counterparties and believes that it is an appropriate custodian, there is no guarantee that any of the counterparties, or any other custodian that the Partnership may use from time to time, will not become insolvent. While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of Partnership assets, the Partnership would not incur losses due to its assets being unavailable for a year of time, ultimately less than full recovery of its assets, or both. Such losses could be significant and could materially impair the ability of the Partnership to achieve its investment objective.

17

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

7.	Financial Instruments with Off-Balance Sheet Risk and Certain Other Concentration Risks (continued)

Although the majority of the Partnership’s investments are denominated in U.S. dollars, the Partnership may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency, the U.S. dollar. Consequently, the Partnership is exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Partnership’s assets which are denominated in currencies other than the U.S. dollar.

In the normal course of business, the Partnership maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Partnership is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The Investment Manager monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Business and Regulatory Risks

Legal, tax and regulatory changes could occur during the term of the Partnership that may adversely affect the Partnership. The regulatory environment for hedge funds is evolving, and changes in the regulation of hedge funds may adversely affect the value of investments held by the Partnership and the ability of the Partnership to obtain the leverage it might otherwise obtain or to pursue its trading strategies. In addition, securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Partnership could be substantial and adverse.

Concentration of Credit Risk

From time to time the Partnership may hold few, relatively large securities positions in relation to the Partnership’s capital. In addition, the Partnership is not subject to any restriction requiring diversification by industry or region. The result of any such concentration of investments would be that a loss in any such position, industry or region could materially reduce the Partnership’s capital.

COVID-19

An outbreak of COVID-19, first detected in China during December 2019, has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Partnership’s performance.

18

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

8.	Partners’ Capital

The Partnership is currently offering series A limited partnership interests (the “Series A Interests”) and series SI Interests (the “Series SI Interests” and together with the Series A Interests, the “Interests”). The Series A Interests may be offered for a limited period of time, as determined by the General Partner. Each Limited Partner that is issued Series A Interests shall be a “Series A Limited Partner”.

Each series of Interests will be subdivided into two tranches (each, a “Tranche”): Tranche D Interests and Tranche ND Interests. The only difference between Tranche D Interests and Tranche ND Interests is that each Limited Partner holding (i) Tranche D Interests will receive quarterly withdrawal payments in an amount equal to 1.25% (5.0% on annualized basis) of its capital account balance with respect to the Tranche D Interests as of the end of each calendar quarter (as pro-rated for periods of less than a full calendar quarter), and (ii) holding Tranche ND Interests will not receive such withdrawal payments, and such amounts will remain invested in the Partnership.

Contributions

The minimum initial investment for an investor subscribing for Series A Interests is $500,000. The minimum investment for any investor may be modified by the General Partner in its sole discretion. With the consent of the General Partner, limited partners are generally admitted to the Partnership on the first day of each calendar month and at such other times as the General Partner shall permit. With the consent of the General Partner, a Limited Partner may make additional capital contributions to the Partnership in amounts of at least $250,000, subject to the discretion of the General Partner to accept lesser amounts.

Withdrawals

Each Limited Partners holding Tranche D Interests will receive quarterly withdrawal payments in an amount equal to 1.25% (5.0% on annualized basis) of its capital account balance with respect to the Tranche D Interests as of the end of each calendar quarter. Such quarterly withdrawal payments will be paid in cash within thirty (30) days after the end of each calendar quarter.

Each Series A Limited Partner holding either Tranche D Interests or Tranche ND Interests may withdraw all or any portion of the balance in its capital account as of the last day of each calendar month (each, a “Withdrawal Date”).

Series SI Interests attributable to the Strategic Investor’s Strategic Investment, will be subject to such withdrawal terms and conditions as are set forth in the Strategic Investor Agreement, which are different in certain respects than the withdrawal terms applicable to the Series A Interests.

19

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

8.	Partners’ Capital (continued)

Withdrawals (continued)

Requests for withdrawals must be provided to the Administrator in writing (a “Withdrawal Request”) at least twenty-five (25) days prior to the requested Withdrawal Date, stating the Limited Partner’s intention to withdraw and the amount of such withdrawal. Withdrawal Requests shall be irrevocable unless otherwise determined by the General Partner, in its sole discretion.

The General Partner, in its sole discretion, may permit withdrawals at other times or otherwise modify or waive such withdrawal conditions and requirements, including any notice period for any or all of the Limited Partners at any time without notice to or the consent of the other Limited Partners.

9.	Allocation of Net Profits and Losses

The gains and losses of the Partnership are allocated monthly to each partner in proportion to their respective capital account balances at the beginning of each month. Certain items are subject to special allocation. These items may include, but are not limited to, withholding tax expense on U.S. source income and the gains and losses from “new issues”.

The General Partner currently allocates appreciation and depreciation from “new issues”, as defined by the Financial Industry Regulatory Authority (“FINRA”), only to the capital accounts of eligible partners, or otherwise to the extent permitted under the FINRA rules. There was no new issue income reported during the six months ended June 30, 2023.

10.	Commitments and Contingencies

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this could involve future claims that may be made against the Partnership that have not yet occurred. However, based on the Partnership’s operations to date, the General Partner expects the risk of loss to be remote.

11.	Related Party Transactions

The Investment Manager is an affiliate of the General Partner. In consideration for the investment management services provided by the Investment Manager, the Partnership will pay the Investment Manager a quarterly management fee (the “Management Fee”).

20

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

12.	Management Fees

The Management Fee for Series A Interests will be payable quarterly in advance and will be an amount equal to the Applicable Percentage (as defined below) multiplied by the balance in each Series A Limited Partner’s capital account at the beginning of each calendar quarter. The Applicable Percentage for each Series A Limited Partner will be based on such Limited Partner’s capital that is then invested in the Partnership (increased or decreased for additional subscriptions and withdrawals, but without adjustment for any performance of the Partnership) (“Invested Capital”).

Invested Capital	Applicable Percentage

Less than $10 million	0.25% (1.00% annualized)
Less than $25 million	0.2125% (0.85% annualized)
(but $10 million or more)
$25 million or more	0.175% (0.70% annualized)

The Investment Manager will also receive a Management Fee with respect to the Series SI Interests, which will be determined pursuant to the agreed terms.

For the six months ended June 30, 2023 the Partnership paid $212,123 in Management Fees as reflected in the Statement of Operations.

The General Partner will not be entitled to performance allocation.

13.	Reorganization

During 2023, the Partnership notified the partners of a planned merger into the Callodine Equity Income Series, a newly created portfolio of the Manning & Napier Fund, Inc. (the “Series”) effective on or about October 23, 2023. As part of the merger, all assets and stated liabilities of the Partnership are to be transferred into the Series. Each partner will receive shares of the Series equivalent to the total dollar value of their ending capital balance on the valuation date for the merger.

The Board of Directors of the Series reviewed and approved matters related to the merger at meetings held on February 16, 2023, May 16, 2023 and August 14, 2023.

21

Callodine Equity Income Fund, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

14.	Financial Highlights

Financial highlights for the six months ended June 30, 2023 are as follows:

Limited Partners
Total Return: (a)
Total return	7.60%

Ratio to average partners’ capital: (b)
Ratio of total expenses to average partners’ capital	1.07%
Net investment income (loss) ratio	4.37%

(a)	The total return is calculated for the limited partner class taken as a whole. An individual partner’s return may vary from these returns based on participation in new issues, different management fee and the timing of capital transactions.

(b)	The net investment income and expense ratios are annualized and calculated for the limited partner class taken as a whole. The computation of such ratios is based on the amount of income/loss recognized and expenses assessed to the limited partner class. An individual partner’s ratios may vary from these ratios based on participation in new issues, different management fee and the timing of capital transactions.

15.	Subsequent Events

From July 01, 2023 through October 6, 2023, the partnership received capital contributions of $750,000 and withdrawal requests of $14,213,454.

The Partnership’s Investment Manager has evaluated subsequent events through October 6, 2023, the date the financial statements were available to be issued and has noted no additional events that necessitate adjustment to or disclosure in the financial statements.

22

PART C – OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Articles of Incorporation as filed with the State of Maryland on July 26, 1984 (incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(2)	Articles of Amendment as filed with the State of Maryland on March 25, 1985 (incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(3)	Articles of Amendment as filed with the State of Maryland on May 23, 1985 (incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(4)	Articles of Amendment as filed with the State of Maryland on October 7, 1985 (incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(5)	Articles of Amendment as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(6)	Articles Supplementary to the charter as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit (4)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(7)	Articles Supplementary to the charter as filed with the State of Maryland on January 20, 1989 (incorporated by reference to Exhibit (4)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(8)	Articles Supplementary to the charter as filed with the State of Maryland on September 22, 1989 (incorporated by reference to Exhibit (4)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(9)	Articles Supplementary to the charter as filed with the State of Maryland on November 8, 1989 (incorporated by reference to Exhibit (4)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(10)	Articles Supplementary to the charter as filed with the State of Maryland on January 30, 1991 (incorporated by reference to Exhibit (4)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(11)	Articles Supplementary to the charter as filed with the State of Maryland on April 27, 1992 (incorporated by reference to Exhibit (4)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(12)	Articles Supplementary to the charter as filed with the State of Maryland on April 29, 1993 (incorporated by reference to Exhibit (4)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(13)	Articles Supplementary to the charter as filed with the State of Maryland on September 23, 1993 (incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(14)	Articles Supplementary to the charter as filed with the State of Maryland on January 17, 1994 (incorporated by reference to Exhibit (4)(j) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(15)	Articles Supplementary to the charter as filed with the State of Maryland on December 13, 1995 (incorporated by reference to Exhibit (4)(k) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(16)	Articles Supplementary to the charter as filed with the State of Maryland on April 22, 1996 (incorporated by reference to Exhibit (4)(l) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(17)	Articles Supplementary to the charter as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (4)(m) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(18)	Articles of Amendment as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(19)	Certificate of Correction to Articles Supplementary to the charter filed with the State of Maryland on February 24, 1998 (incorporated by reference to Exhibit (4)(n) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(20)	Certificate of Correction to Articles of Amendment as filed with the State of Maryland on February 5, 1998 (incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
(21)	Articles of Amendment as filed with the State of Maryland on February 26, 1998 (incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
(22)	Articles Supplementary to the charter as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (4)(o) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).
(23)	Articles of Amendment as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).
(24)	Articles Supplementary to the charter as filed with the State of Maryland on May 13, 1999 (incorporated by reference to Exhibit (4)(p) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).
(25)	Articles of Amendment as filed with the State of Maryland on August 30, 1999 (incorporated by reference to Exhibit (1)(j) to Post Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).
(26)	Articles Supplementary to the charter as filed with the State of Maryland on February 24, 2000 (incorporated by reference to Exhibit (4)(q) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).
(27)	Articles of Supplementary to the charter as filed with the State of Maryland on November 20, 2000(incorporated by reference to Exhibit 99.(c)18 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).
(28)	Articles of Amendment as filed with the State of Maryland on May 31, 2001 (incorporated by reference to Exhibit 99.A to Post Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on February 28, 2002 with Accession Number 0000751173-02-000014).
(29)	Articles of Amendment as filed with the State of Maryland on June 14, 2002 (incorporated by reference to Exhibit 99.A(12) to Post Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on June 25, 2002 with Accession Number 0000751173-02-000049).
(30)	Articles of Amendment as filed with the State of Maryland on July 1, 2002 (incorporated by reference to Exhibit 99.a(13) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).
(31)	Articles of Amendment as filed with the State of Maryland on November 22, 2002 (incorporated by reference to Exhibit 99.a(14) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).
(32)	Articles of Amendment as filed with the State of Maryland on December 11, 2002 (incorporated by reference to Exhibit 99.a(15) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).
(33)	Articles Supplementary to the charter as filed with the State of Maryland on April 25, 2003 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027).
(34)	Articles Supplementary to the charter as filed with the State of Maryland on February 7, 2002 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on April 29, 2004 with Accession Number 0000751173-04-000034).
(35)	Articles of Amendment as filed with the State of Maryland on May 21, 2004 (incorporated by reference to Exhibit 99.a(16) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 8, 2004 with Accession Number 0000751173-04-000041).
(36)	Certificate of Correction to Articles of Amendment as filed with the State of Maryland on August 10, 2004 (incorporated by reference to Exhibit 99.a(17) to Post Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on September 3, 2004 with Accession Number 0000751173-04-000071).
(37)	Articles of Amendment as filed with the State of Maryland on September 29, 2006 (incorporated by reference to Exhibit 99.a(18) to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on January 29, 2007 with Accession Number 0000751173-07-000006).
(38)	Articles of Amendment as filed with the State of Maryland on February 6, 2007 (incorporated by reference to Exhibit 99.a(19) to Post Effective Amendment No. 58 to the Registration Statement on Form N-1A filed on April 27, 2007 with Accession Number 0001193125-07-093050).
(39)	Articles of Amendment as filed with the State of Maryland on November 19, 2007 (incorporated by reference to Exhibit 99.a(20) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 3, 2007 with Accession Number 0001193125-07-257625).

(40)	Articles Supplementary to the charter as filed with the State of Maryland on May 16, 2007 (incorporated by reference to Exhibit 99.c(21) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 3, 2007 with Accession Number 0001193125-07-257625).
(41)	Articles of Amendment as filed with the State of Maryland on February 1, 2008 (incorporated by reference to Exhibit 99.a(21) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).
(42)	Articles of Amendment as filed with the State of Maryland on February 28, 2008 (incorporated by reference to Exhibit 99.a(22) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).
(43)	Articles of Amendment as filed with the State of Maryland on February 1, 2008 (incorporated by reference to Exhibit 99.a(23) to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).
(44)	Articles Supplementary to the charter as filed with the State of Maryland on May 27, 2008 (incorporated by reference to Exhibit 99.c(22) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).
(45)	Articles Supplementary to the charter as filed with the State of Maryland on June 24, 2008 (incorporated by reference to Exhibit 99.c(23) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).
(46)	Articles of Amendment as filed with the State of Maryland on October 27, 2008 (incorporated by reference to Exhibit 99.a(24) to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).
(47)	Articles Supplementary to the charter as filed with the State of Maryland on November 10, 2008 (incorporated by reference to Exhibit 99.c(24) to Post Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on January 12, 2009 with Accession Number 0001193125-09-004579).
(48)	Articles of Amendment as filed with the State of Maryland on June 29, 2009 (incorporated by reference to Exhibit 99.a(48) to Post Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on July 21, 2009 with Accession Number 0001193125-09-152822).
(49)	Articles of Amendment as filed with the State of Maryland on December 21, 2009 (incorporated by reference to Exhibit 99.a(49) to Post Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on February 26, 2010 with Accession Number 0001193125-10-043153).
(50)	Articles Supplementary to the charter as filed with the State of Maryland on March 24, 2010 (incorporated by reference to Exhibit 99.a(50) to Post Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on April 30, 2010 with Accession Number 0001193125-10-101399).
(51)	Articles of Amendment to the charter as filed with the State of Maryland May 13, 2010 (incorporated by reference to Exhibit 99.a(51) to Post Effective Amendment No. 81 to the Registration Statement on Form N-1A filed on January 28, 2011 with Accession Number 0001193125-11-016949).
(52)	Articles Supplementary to the charter as filed with the State of Maryland on February 9, 2011 (incorporated by reference to Exhibit 99.a(52) to Post Effective Amendment No. 83 to the Registration Statement on Form N-1A filed on February 25, 2011 with Accession Number 0001193125-11-047379).
(53)	Articles Supplementary to the charter as filed with the State of Maryland dated September 2, 2011 (incorporated by reference to Exhibit 99.a(53) to Post Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on September 23, 2011 with Accession Number 0001193125-11-255116).
(54)	Articles Supplementary to the charter as filed with the State of Maryland dated December 1, 2011 (incorporated by reference to Exhibit 99.a(54) to Post Effective Amendment No. 95 to the Registration Statement on Form N-1A filed on December 16, 2011 with Accession Number 0001193125-11-343574).
(55)	Articles of Amendment to the charter as filed with the State of Maryland dated December 21, 2011 (incorporated by reference to Exhibit 99.a(55) to Post Effective Amendment No. 97 to the Registration Statement on Form N-1A filed on December 29, 2011 with Accession Number 0001193125-11-355419).
(56)	Articles of Amendment to the charter as filed with the State of Maryland dated February 10, 2012 (incorporated by reference to Exhibit 99.a(56) to Post Effective Amendment No. 101 to the Registration Statement on Form N-1A filed on February 28, 2012 with Accession Number 0001193125-12-084741).
(57)	Articles Supplementary to the charter as filed with the State of Maryland dated March 1, 2012 (incorporated by reference to Exhibit 99.a(57) to Post Effective Amendment No. 103 to the Registration Statement on Form N-1A filed on March 21, 2012 with Accession Number 0001193125-12-124827).
(58)	Articles of Amendment to the charter as filed with the State of Maryland dated July 10, 2012 (incorporated by reference to Exhibit 99.a(58) to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).
(59)	Articles of Amendment to the charter as filed with the State of Maryland dated September 10, 2012 (incorporated by reference to Exhibit 99.a(59) to Post Effective Amendment No. 117 to the Registration Statement on Form N-1A filed on October 23, 2012 with Accession Number 0001193125-12-430949).
(60)	Articles of Amendment to the charter as filed with the State of Maryland dated May 1, 2013 (incorporated by reference to Exhibit 99.a(60) to Post Effective Amendment No. 130 to the Registration Statement on Form N-1A filed on May 29, 2013 with Accession Number 0001193125-13-239252).

(61)	Articles Supplementary to the charter as filed with the State of Maryland dated July 1, 2013 (incorporated by reference to Exhibit 99.a(61) to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).
(62)	Articles of Amendment to the charter as filed with the State of Maryland dated July 10, 2013 (incorporated by reference to Exhibit 99.a(62) to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).
(63)	Articles Supplementary to the charter as filed with the State of Maryland dated September 18, 2013 (incorporated by reference to Exhibit 99.a(63) to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).
(64)	Articles Supplementary to the charter as filed with the State of Maryland dated November 15, 2013 (incorporated by reference to Exhibit 99.a(64) to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).
(65)	Articles of Amendment to the charter as filed with the State of Maryland dated December 2, 2013 (incorporated by reference to Exhibit 99.a(65) to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).
(66)	Articles of Amendment to the charter as filed with the State of Maryland dated May 28, 2014 (incorporated by reference to Exhibit 99.a(66) to Post Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on July 21, 2014 with Accession Number 0001193125-14-274048).
(67)	Articles Supplementary to the charter as filed with the State of Maryland dated December 1, 2014 (incorporated by reference to Exhibit 99.a(67) to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).
(68)	Articles of Amendment to the charter as filed with the State of Maryland dated February 2, 2015 (incorporated by reference to Exhibit 99.a(68) to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).
(69)	Articles of Amendment to the charter as filed with the State of Maryland dated April 10, 2015 (incorporated by reference to Exhibit 99.a(69) to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).
(70)	Articles of Amendment to the charter as filed with the State of Maryland dated May 11, 2015 (incorporated by reference to Exhibit 99.a(70) to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).
(71)	Articles of Amendment to the charter as filed with the State of Maryland dated May 26, 2015 (incorporated by reference to Exhibit 99.a(71) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).
(72)	Articles Supplementary to the charter as filed with the State of Maryland dated July 10, 2015 (incorporated by reference to Exhibit 99.a(72) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).
(73)	Articles of Amendment to the charter as filed with the State of Maryland dated July 13, 2015 (incorporated by reference to Exhibit 99.a(73) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).
(74)	Articles of Amendment to the charter as filed with the State of Maryland dated December 18, 2015 (incorporated by reference to Exhibit 99.a(74) to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).
(75)	Articles of Amendment to the charter as filed with the State of Maryland dated February 3, 2017 as (incorporated by reference to Exhibit 99.a(75) to Post Effective Amendment No. 183 to the Registration Statement on Form N-1A filed on February 24, 2017 with Accession Number 0001193125-17-056244).
(76)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 6, 2016 (incorporated by reference to Exhibit 99.a(76) to Post Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).
(77)	Articles Supplementary to the Charter as filed with the State of Maryland dated April 11, 2017 (incorporated by reference to Exhibit 99.a(77) to Post Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).
(78)	Articles of Amendment to the Charter as filed with the State of Maryland dated April 12, 2017 (incorporated by reference to Exhibit 99.a(78) to Post Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).
(79)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 19, 2017 (incorporated by reference to Exhibit 99.a(79) to Post Effective Amendment No. 188 to the Registration Statement on Form N-1A filed on June 21, 2017 with Accession Number 0001193125-17-209147).
(80)	Articles of Amendment to the Charter as filed with the State of Maryland dated December 4, 2017 (incorporated by reference to Exhibit 99.a(80) to Post Effective Amendment No. 197 to the Registration Statement on Form N-1A filed on December 7, 2017 with Accession Number 0001193125-17-363530).

	(81)	Articles of Amendment to the Charter as filed with the State of Maryland dated February 14, 2018 (incorporated by reference to Exhibit 99.a(81) to Post Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).
	(82)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 26, 2018 (incorporated by reference to Exhibit 99.a(82) to Post Effective Amendment No. 203 to the Registration Statement on Form N-1A filed on July 17, 2018 with Accession Number 0001193125-18-219598).
	(83)	Articles Supplementary to the Charter as filed with the State of Maryland dated July 12, 2018 (incorporated by reference to Exhibit 99.a(83) to Post Effective Amendment No. 203 to the Registration Statement on Form N-1A filed on July 17, 2018 with Accession Number 0001193125-18-219598).
	(84)	Articles of Amendment to the Charter as filed with the State of Maryland dated July 20, 2018 (incorporated by reference to Exhibit 99.a(84) to Post Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on September 26, 2018 with Accession Number 0001193125-18-283857).
	(85)	Articles Supplementary to the Charter as filed with the State of Maryland dated September 13, 2018 (incorporated by reference to Exhibit 99.a(85) to Post Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on September 26, 2018 with Accession Number 0001193125-18-283857).
	(86)	Articles of Amendment to the Charter as filed with the State of Maryland dated December 3, 2018 (incorporated by reference to Exhibit 99.a(86) to Post Effective Amendment No. 213 to the Registration Statement on Form N-1A filed on February 27, 2019 with Accession Number 0001193125-19-054181).
	(87)	Articles of Amendment to the Charter as filed with the State of Maryland dated February 6, 2019 (incorporated by reference to Exhibit 99.a(87) to Post Effective Amendment No. 213 to the Registration Statement on Form N-1A filed on February 27, 2019 with Accession Number 0001193125-19-054181).
	(88)	Articles of Amendment to the Charter as filed with the State of Maryland dated April 23, 2019 (incorporated by reference to Exhibit 99.a.(88) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(89)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 10, 2019 (incorporated by reference to Exhibit 99.a.(89) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(90)	Articles of Amendment to the Charter as filed with the State of Maryland dated November 6, 2019 (incorporated by reference to Exhibit 99.a.(90) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(91)	Articles of Amendment to the Charter as filed with the State of Maryland dated December 6, 2019 (incorporated by reference to Exhibit 99.a.(91) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(92)	Articles of Amendment to the Charter as filed with the State of Maryland dated July 30, 2020 (incorporated by reference to Exhibit 99.a(92) to Post Effective Amendment No. 217 to the Registration Statement of Form N-1A filed on February 25, 2021 with Accession Number 0001193125-21-057155).
	(93)	Articles of Amendment to the Charter as filed with the State of Maryland dated October 28, 2020 (incorporated by reference to Exhibit 99.a(93) to Post Effective Amendment No. 217 to the Registration Statement of Form N-1A filed on February 25, 2021 with Accession Number 0001193125-21-057155).
	(94)	Articles of Amendment to the Charter as filed with the State of Maryland dated October 5, 2022 (incorporated by reference to Exhibit 99.a(94) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(95)	Articles of Amendment to the Charter as filed with the State of Maryland dated March 15, 2023 (incorporated by reference to Exhibit 99.a(95) to Post Effective Amendment No. 220 to the Registration Statement on Form N-1A filed on May 5, 2023 with Accession Number 0001387131-23-006104).
	(96)	Articles Supplementary to the Charter as filed with the State of Maryland dated April 12, 2023 (incorporated by reference to Exhibit 99.a(96) to Post Effective Amendment No. 220 to the Registration Statement on Form N-1A filed on May 5, 2023 with Accession Number 0001387131-23-006104).

(b)
	(1)	Amended and Restated By-Laws dated May 5, 2020 (incorporated by reference to Exhibit (2)(a)(1) to the Registration Statement on Form N-14 filed on May 21, 2020 with Accession Number 0001387131-20-005062).

(c)
	(1)	Specimen Stock Certificate (incorporated by reference to Exhibit 1(a) (Articles of Incorporation) and Exhibit (2) (By-Laws) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(d)
	(1)	Investment Advisory Agreement dated October 21, 2022 (incorporated by reference to Exhibit 99.d(1) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).

	(1)(a)	Amended and Restated Schedule A to the Investment Advisor Agreement dated January 20, 2023 (incorporated by reference to Exhibit 99.d(1)(a) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(2)(a)	Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc., dated October 21, 2022 (incorporated by reference to Exhibit 99.d(2)(a) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(2)(a)(i)	Amended and Restated Schedule A to the Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc., dated January 20, 2023 (incorporated by reference to Exhibit 99.d(2)(a)(i) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(2)(a)(ii)	Amended and Restated Schedule A to the Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated October 11, 2023 as filed herewith.

	(2)(b)	Advisory Fee Waiver Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated October 21, 2022 (incorporated by reference to Exhibit 99.d(2)(b) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(2)(b)(i)	Amended and Restated Schedule A to the Advisory Fee Waiver Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated January 20, 2023 (incorporated by reference to Exhibit 99.d(2)(b)(i) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).

	(3)(a)	Investment Advisory Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC, dated October 21, 2022 (incorporated by reference to Exhibit 99.d(3)(a) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(3)(a)(i)	Amended and Restated Schedule A to the Investment Advisory Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated October 11, 2023 as filed herewith.

	(4)(a)	Investment Sub-Advisory Agreement between Rainier Investment Management, LLC and Manning & Napier Advisors, LLC, on behalf of the Rainier International Discovery Series dated October 21, 2022 (incorporated by reference to Exhibit 99.d(4)(a) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).

	(5)(a)	Investment Sub-Advisory Agreement between Callodine Capital Management, LP and Manning & Napier Advisors, LLC, dated October 11, 2023 on behalf of the Callodine Equity Income Series as filed herewith.

(e)
	(1)	Amended and Restated Distribution Agreement dated October 21, 2022 (incorporated by reference to Exhibit 99.e(1) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(1)(a)	Amended and Restated Schedule A to the Distribution Agreement dated January 20, 2023 (incorporated by reference to Exhibit 99.e(1)(a) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(1)(b)	Amended and Restated Schedule A to the Distribution Agreement dated October 11, 2023 as filed herewith.

	(2)	Manning & Napier Fund, Inc. form of dealer agreement between Manning & Napier Investor Services, Inc. and financial intermediaries (incorporated by reference to Exhibit 99.e(2) to Post-Effective Amendment 201 to the Registration Statement on Form N-1A filed on April 26, 2018 with Accession Number 0001193125-18-134595).

(f)		Not Applicable.

(g)
	(1)	Mutual Fund Custody and Service Agreement between Manning & Napier Fund, Inc. and The Bank of New York Mellon beginning February 1, 2015 (incorporated by reference to Exhibit 99.g(1) to Post-Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

	(1)(a)	Amendment to the Custody Agreement dated January 1, 2018 (incorporated by reference to Exhibit 99.g(1)a to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).
	(1)(b)	Amendment to the Custody Agreement dated March 22, 2021 (incorporated by reference to Exhibit 99.g(1)(b) to Post-Effective Amendment No. 218 to the Registration Statement on Form N-1A filed on February 25, 2022 with Accession Number 0001387131-22-002466).
	(1)(c)	Amendment to the Custody Agreement dated August 26, 2021 (incorporated by reference to Exhibit 99.g(1)(c) to Post-Effective Amendment No. 218 to the Registration Statement on Form N-1A filed on February 25, 2022 with Accession Number 0001387131-22-002466).

(h)
	(1)	Amended and Restated Master Services Agreement dated February 13, 2020 between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. (incorporated by reference to Exhibit 99.h(1) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(1)(a)	Amended and Restated Fund Administration Appendix and Schedule A to the Master Services Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated August 17, 2022 (incorporated by reference to Exhibit 99.h(1)(a) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).

	(2)	Transfer Agency and Shareholder Services Agreement between BNY Mellon Investment Servicing (US) Inc., Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC dated March 1, 2017 (incorporated by reference to Exhibit 99.h(2) to Post-Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).
	(2)(a)	Amendment No. 1 to the Transfer Agency and Shareholder Services Agreement dated March 10, 2017 (incorporated by reference to Exhibit 99.h(2)a to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).
	(2)(b)	Amendment No. 2 to the Transfer Agency and Shareholder Services Agreement dated June 12, 2017 (incorporated by reference to Exhibit 99.h(2)b to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).
	(2)(c)	Amendment No. 3 to the Transfer Agency and Shareholder Services Agreement dated October 11, 2017 (incorporated by reference to Exhibit 99.h(2)c to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).
	(2)(d)	Amendment No. 4 to the Transfer Agency and Shareholder Services Agreement dated January 1, 2018 (incorporated by reference to Exhibit 99.h(2)d to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).
	(2)(e)	Amendment No. 5 to the Transfer Agency and Shareholder Services Agreement dated March 4, 2020 (incorporated by reference to Exhibit 99.h(2)(e) to Post-Effective Amendment No. 218 to the Registration Statement on Form N-1A filed on February 25, 2022 with Accession Number 0001387131-22-002466).
	(2)(f)	Amendment No. 6 to the Transfer Agency and Shareholder Services Agreement dated March 22, 2021 (incorporated by reference to Exhibit 99.h(2)(f) to Post-Effective Amendment No. 218 to the Registration Statement on Form N-1A filed on February 25, 2022 with Accession Number 0001387131-22-002466).
	(2)(g)	Amendment No. 7 to the Transfer Agency and Shareholder Services Agreement dated August 26, 2021 (incorporated by reference to Exhibit 99.h(2)(g) to Post-Effective Amendment No. 218 to the Registration Statement on Form N-1A filed on February 25, 2022 with Accession Number 0001387131-22-002466).

(i)		Opinion of Morgan, Lewis & Bockius, LLP as filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP as filed herewith.

(k)		Not Applicable.

(l)		Investment letters (incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(m)
	(1)	Shareholder Services Plan (incorporated by reference to Exhibit 99.m(5) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).

	(1)(a)	Amended and Restated Shareholder Services Plan Exhibit A dated May 21, 2020 (incorporated by reference to Exhibit 99.m(1)(a) to Post Effective Amendment No. 217 to the Registration Statement of Form N-1A filed on February 25, 2021 with Accession Number 0001193125-21-057155).

	(2)	Shareholder Services Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, Inc. (incorporated by reference to Exhibit 99.m(6) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).
	(2)(a)	Assignment and Assumption Agreement among Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc., and Manning & Napier Advisors, LLC dated October 1, 2011 (incorporated by reference to Exhibit 99.d(2)e to Post Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on November 1, 2011 with Accession Number 0001193125-11-289850).
	(2)(b)	Amended and Restated Shareholder Services Agreement Exhibit A dated May 21, 2020 (incorporated by reference to Exhibit 99.m(2)(b) to Post Effective Amendment No. 217 to the Registration Statement of Form N-1A filed on February 25, 2021 with Accession Number 0001193125-21-057155).

	(3)	Amended and Restated Distribution and Shareholder Services Plan (incorporated by reference to Exhibit 99.m(3) to Post-Effective Amendment No. 213 to the Registration Statement on Form N-1A filed on February 27, 2019 with Accession Number 0001193125-19-054181).
	(3)(a)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated September 28, 2020 (incorporated by reference to Exhibit 99.m(3)(a) to Post Effective Amendment No. 217 to the Registration Statement of Form N-1A filed on February 25, 2021 with Accession Number 0001193125-21-057155).
	(3)(b)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated October 11, 2023 as filed herewith.

(n)
	(1)	Amended and Restated Rule 18f-3 Plan dated May 23, 2019 (incorporated by reference to Exhibit 99.n(1) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(1)(a)	Amended and Restated Rule 18f-3 Plan Schedule A dated January 20, 2023 (incorporated by reference to Exhibit 99.n(1)(a) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(1)(b)	Amended and Restated Rule 18f-3 Plan Schedule A dated October 11, 2023 as filed herewith.

(o)		Not Applicable.

(p)
	(1)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC, Manning & Napier Investor Services, Inc. and Rainier Investment Management, LLC dated November 23, 2022 (incorporated by reference to Exhibit 99.p(1) to Post Effective Amendment No. 219 to the Registration Statement on Form N-1A filed on February 27, 2023 with Accession Number 0001387131-23-002455).
	(2)	Amended Code of Ethics adopted by Callodine Capital Management, LP, dated November 2022 as filed herewith.

(q)
	(1)	Powers of Attorney dated February 13, 2020 for Chester N. Watson and Paul A. Brooke (incorporated by reference to Exhibit 99.q to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(2)	Power of Attorney dated April 17, 2020 for Russell O. Vernon (incorporated by reference to Exhibit 99.q(2) to Post Effective Amendment No. 217 to the Registration Statement of Form N-1A filed on February 25, 2021 with Accession Number 0001193125-21-057155).
	(3)	Powers of Attorney dated February 11, 2020 for John M. Glazer (incorporated by reference to Exhibit 99.q(3) to Post Effective Amendment No. 217 to the Registration Statement of Form N-1A filed on February 25, 2021 with Accession Number 0001193125-21-057155).
	(4)	Power of Attorney dated July 13, 2023 for Eunice Chapon as filed herewith.

Item 29.

Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 30.

Indemnification.

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant’s Articles of Incorporation, which reflects the positions taken in Investment Company Act Release 11330.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling persons of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Directors and Officers of the Registrant are covered parties under a Directors & Officers/Errors & Omissions insurance policy issued by Travelers Casualty & Surety Co. of America, ACE American Insurance Company, Arch Insurance Company, and Berkley Regional Insurance Company. The effect of such insurance is to insure against liability for any act, error, omission, misstatement, misleading statement, neglect or breach of duty by the insureds as directors and/or officers of the Registrant.

Item 31.

Business and Other Connections of Investment Advisor.

Manning & Napier Advisors, LLC is the investment advisor of the High Yield Bond Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Series, Pro-Blend Maximum Term Series, Equity Series, Overseas Series, Diversified Tax Exempt Series, Core Bond Series, Unconstrained Bond Series, Disciplined Value Series, Real Estate Series, Rainier International Discovery Series and Credit Series. Manning & Napier Advisors, LLC was the investment advisor to the Emerging Markets Series prior to its liquidation on November 10, 2017, the Quality Equity Series prior to its liquidation on March 9, 2018, the World Opportunities Series prior to its reorganization into the Overseas Series on September 24, 2018, the Strategic Income Conservative Series prior to its liquidation on September 27, 2018, the Ohio Tax Exempt Series and Global Fixed Income Series prior to their liquidations on November 30, 2018, the Income Series, Equity Income Series and International Series prior to their liquidations on November 20, 2019, the Blended Asset Moderate Series, Blended Asset Conservative Series, Blended Asset Extended Series and Blended Asset Maximum Series prior to their liquidation on September 18, 2020, the Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target 2060 Series prior to their reorganization on September 28, 2020 and the New York Tax Exempt Series on January 20, 2023. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, LLC and its officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, LLC.

Rainier Investment Management, LLC is the investment sub-advisor of the Rainier International Discovery Series. For information as to the business, profession, vocation or employment of a substantial nature of Rainier Investment Management, LLC and its officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Rainier Investment Management, LLC.

Callodine Capital Management, LP is the investment sub-advisor of the Callodine Equity Income Series. For information as to the business, profession, vocation or employment of a substantial nature of Callodine Capital Management, LP and its officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Callodine Capital Management, LP.

Item 32.

Principal Underwriters.

(a) Not Applicable

(b) Manning & Napier Investor Services, Inc. is the Distributor for the Registrant’s shares.

Name & Principal Business Address	Positions & Offices With Distributor	Positions & Offices With Registrant
Scott Morabito 290 Woodcliff Drive Fairport, NY 14450	President & Director	Vice President
Valerie Lindenmuth 290 Woodcliff Drive Fairport, NY 14450	Director	N/A
Carl Serra 290 Woodcliff Drive Fairport, NY 14450	Principal Financial Officer	N/A
Elizabeth Craig 290 Woodcliff Drive Fairport, NY 14450	Corporate Secretary & Director	Corporate Secretary
Samantha Larew 290 Woodcliff Drive Fairport, NY 14450	Chief Compliance Officer	Chief Compliance Officer

(c) Not Applicable

Item 33.

Location of Accounts and Records.

With respect to the Registrant:

Manning & Napier Fund, Inc.

290 Woodcliff Drive

Fairport, NY 14450

With respect to the Registrant’s Investment Advisors:

Manning & Napier Advisors, LLC

290 Woodcliff Drive

Fairport, NY 14450

Rainier Investment Management, LLC

600 University Street, Suite 2412

Seattle, WA 98101

Callodine Capital Management, LP,

Two International Place, Suite 1830

Boston, MA 02110

With respect to the Registrant’s Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Custodian:

The Bank of New York Mellon Corporation

135 Santilli Highway

Everett, MA 02149

Item 34.

Management Services.

Not Applicable.

Item 35.

Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Fairport and State of New York on the 13th day of October 2023.

Manning & Napier Fund, Inc.
(Registrant)

By	/s/ Paul J. Battaglia
Paul J. Battaglia

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Paul J. Battaglia Paul J. Battaglia	President, Principal Executive Officer, Director	October 13, 2023
/s/ ____*__________ John M. Glazer	Director	October 13, 2023
/s/ ____*__________ Eunice K. Chapon	Director	October 13, 2023
/s/ ____*____________ Paul A. Brooke	Director	October 13, 2023
/s/ ____*____________ Russell O. Vernon	Director	October 13, 2023
/s/ ____*____________ Chester N. Watson	Director	October 13, 2023
/s/ Troy Statczar Troy Statczar	Principal Financial Officer, Chief Financial Officer, Treasurer	October 13, 2023

* By: /s/ Paul J. Battaglia Paul J. Battaglia

* Pursuant to powers of attorney dated February 13, 2020, April 17, 2020, February 11, 2021 and July 13, 2023. See Item 28(q) of this Registration Statement.

EXHIBIT INDEX

Exhibit 99.d(2)(a)(ii) - Amended and Restated Schedule A to the Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated October 11, 2023

Exhibit 99.d(3)(a)(i) - Amended and Restated Schedule A to the Investment Advisory Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated October 11, 2023

Exhibit 99.d(5)(a) - Investment Sub-Advisory Agreement between Callodine Capital Management, LP and Manning & Napier Advisors, LLC, dated October 11, 2023 on behalf of the Callodine Equity Income Series

Exhibit 99.e(1)(b) - Amended and Restated Schedule A to the Distribution Agreement dated October 11, 2023

Exhibit 99.i - Opinion of Morgan, Lewis & Bockius, LLP

Exhibit 99.j - Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP

Exhibit 99.m(3)(b) - Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated October 11, 2023

Exhibit 99.n(1)(b) - Amended and Restated Rule 18f-3 Plan Schedule A dated October 11, 2023

Exhibit 99.p(2) - Amended Code of Ethics adopted by Callodine Capital Management, LP, dated November 2022

Exhibit 99.q(4) - Power of Attorney dated July 13, 2023 for Eunice Chapon